                                                                   EXHIBIT 10.1
===============================================================================




                          LOAN AND SECURITY AGREEMENT


                                     AMONG


                                CELEBRITY, INC.,
                            THE CLUETT CORPORATION,
                         STAR WHOLESALE FLORIST, INC.,
                         VALUE FLORIST SUPPLIES, INC.,

                                      AND
                              INDIA EXOTICS, INC.,
                         AS BORROWERS, ON THE ONE HAND,


                                      AND


                         FOOTHILL CAPITAL CORPORATION,
                               ON THE OTHER HAND


                          DATED AS OF JANUARY 30, 1998



===============================================================================

                               TABLE OF CONTENTS


                                                                                                                    Page(s)
                                                                                                                    -------
1.       DEFINITIONS AND CONSTRUCTION.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.1     Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.2     Accounting Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         1.3     Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         1.4     Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         1.5     Schedules and Exhibits.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

2.       LOAN AND TERMS OF PAYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         2.1     Revolving Advances.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         2.2     Letters of Credit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         2.3     Term Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         2.4     [Intentionally Deleted]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         2.5     Overadvances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         2.6     Interest and Letter of Credit Fees:  Rates, Payments, and Calculations.  . . . . . . . . . . . . . .  24
         2.7     Collection of Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         2.8     Crediting Payments; Application of Collections . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         2.9     Designated Account.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         2.10    Maintenance of Loan Account; Statements of Obligations.  . . . . . . . . . . . . . . . . . . . . . .  27
         2.11    Fees.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

3.       CONDITIONS; TERM OF AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         3.1     Conditions Precedent to the Initial Advance, the Initial Letter of Credit, and the Term Loan.  . . .  28
         3.2     Conditions Precedent to all Advances, all Letters of Credit, and the Term Loan.  . . . . . . . . . .  31
         3.3     Condition Subsequent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         3.4     Term; Automatic Renewal. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         3.5     Effect of Termination. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         3.6     Early Termination by Borrowers.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         3.7     Termination Upon Event of Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

4.       CREATION OF SECURITY INTEREST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         4.1     Grant of Security Interest.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         4.2     Negotiable Collateral. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         4.3     Collection of Accounts, General Intangibles, and Negotiable Collateral.  . . . . . . . . . . . . . .  33
         4.4     Delivery of Additional Documentation Required. . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         4.5     Power of Attorney. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         4.6     Right to Inspect.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

5.       REPRESENTATIONS AND WARRANTIES.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         5.1     No Encumbrances. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         5.2     Eligible Accounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         5.3     Eligible Inventory.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         5.4     Equipment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         5.5     Location of Inventory and Equipment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         5.6     Inventory Records. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         5.7     FEIN.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         5.8     Due Organization and Qualification; Subsidiaries.  . . . . . . . . . . . . . . . . . . . . . . . . .  36
         5.9     Due Authorization; No Conflict.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         5.10    Litigation.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         5.11    No Material Adverse Change.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         5.12    Solvency.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         5.13    Employee Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         5.14    Environmental Condition. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

6.       AFFIRMATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         6.1     Accounting System. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         6.2     Collateral Reporting.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         6.3     Financial Statements, Reports, Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         6.4     Tax Returns. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         6.5     Guarantor Reports. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         6.6     Returns. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         6.7     Title to Equipment.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         6.8     Maintenance of Equipment.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         6.9     Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         6.10    Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         6.11    No Setoffs or Counterclaims. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         6.12    Location of Inventory and Equipment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         6.13    Compliance with Laws.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         6.14    Employee Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         6.15    Leases.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

7.       NEGATIVE COVENANTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         7.1     Indebtedness.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         7.2     Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         7.3     Restrictions on Fundamental Changes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         7.4     Disposal of Assets.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         7.5     Change Name. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         7.6     Guarantee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         7.7     Nature of Business.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         7.8     Prepayments and Amendments.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

         7.9     Change of Control. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         7.10    Consignments.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         7.11    Distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         7.12    Accounting Methods . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         7.13    Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         7.14    Transactions with Affiliates.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         7.15    Suspension.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         7.16    Intentionally Deleted. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         7.17    Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         7.18    Change in Location of Chief Executive Office; Inventory and Equipment with Bailees.  . . . . . . . .  49
         7.19    No Prohibited Transactions Under ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         7.20    Financial Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         7.21    Capital Expenditures.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

8.       EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

9.       FOOTHILL'S RIGHTS AND REMEDIES.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         9.1     Rights and Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         9.2     Remedies Cumulative. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

10.      TAXES AND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

11.      WAIVERS; INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         11.1    Demand; Protest; etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         11.2    Foothill's Liability for Collateral. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         11.3    Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         11.4    Joint Borrowers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57

12.      NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

13.      CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65

14.      DESTRUCTION OF BORROWERS' DOCUMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65

15.      GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         15.1    Effectiveness. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         15.2    Successors and Assigns.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         15.3    Section Headings.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         15.4    Interpretation.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         15.5    Severability of Provisions.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         15.6    Amendments in Writing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         15.7    Counterparts; Telefacsimile Execution. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         15.8    Revival and Reinstatement of Obligations.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         15.9    Integration. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

                 SCHEDULES AND EXHIBITS

Schedule E-1                      Eligible Inventory Locations
Schedule P-1                      Permitted Liens
Schedule R-1                      Real Property Collateral
Schedule 5.8                      Subsidiaries
Schedule 5.10                     Litigation
Schedule 6.12                     Location of Inventory and Equipment
Schedule 7.1                      Existing Indebtedness

Exhibit C-1                       Form of Compliance Certificate

                          LOAN AND SECURITY AGREEMENT


         THIS LOAN AND SECURITY AGREEMENT (THIS "AGREEMENT"), is entered into as of January 30, 1998, among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, on the one hand, and each of the Borrowers, with their chief executive offices all at 4520 Old Troup Highway, Tyler, Texas 75707, on the other hand.

         The parties agree as follows:

         1.      DEFINITIONS AND CONSTRUCTION.

                 1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following definitions:

                          "Account Debtor" means any Person who is or who may
become obligated under, with respect to, or on account of, an Account.

                          "Accounts" means all currently existing and hereafter
arising accounts, contract rights, and all other forms of obligations owing to a Person arising out of the sale or lease of goods or the rendition of services by such Person, irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security therefor.

                          "Advances" has the meaning set forth in Section
2.1(a).

                          "Affiliate" means, as applied to any Person, any
other Person who directly or indirectly controls, is controlled by, is under common control with or is a director or officer of such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to vote 20% or more of the securities having ordinary voting power for the election of directors or the direct or indirect power to direct the management and policies of a Person.

                          "Agreement" has the meaning set forth in the preamble
hereto.

                          "Authorized Person" means any officer or other
employee of Borrower.

                          "Average Unused Portion of Maximum Revolving Amount"
means, as of any date of determination, (a) the Maximum Revolving Amount, less
(b) the sum
of (i) the average Daily Balance of Advances that were outstanding during the immediately preceding month, plus (ii) the average Daily Balance of the undrawn Letters of Credit that were outstanding during the immediately preceding month.

                          "Bankruptcy Code" means the United States Bankruptcy
Code (11 U.S.C. Section  101 et seq.), as amended, and any successor statute.

                          "Benefit Plan" means a "defined benefit plan" (as
defined in Section 3(35) of ERISA) for which any Borrower, any Subsidiary of any Borrower, or any ERISA Affiliate has been an "employer" (as defined in Section 3(5) of ERISA) within the past six years.

                          "Borrower" means any one of Celebrity, Cluett,
Exotics, Florist Supplies, or Star.

                          "Borrowers' Books" means all of Borrowers' books and
records including: ledgers; records indicating, summarizing, or evidencing Borrowers' properties or assets (including the Collateral) or liabilities; all information relating to Borrowers' business operations or financial condition; and all computer programs, disk or tape files, printouts, runs, or other computer prepared information.

                          "Borrowing Base" has the meaning set forth in Section
2.1(a).

                          "Business Day" means any day that is not a Saturday,
Sunday, or other day on which national banks are authorized or required to close.

                          "Celebrity" means Celebrity, Inc., a Texas
corporation.

                          "Celebrity Hong Kong" means Celebrity Exports
International Limited, a Hong Kong corporation.

                          "Change of Control" shall be deemed to have occurred
at such time as: (a) Robert H. Patterson, Jr., any corporation or partnership under the control of Mr. Patterson, or the trustee of any trust of which Mr. Patterson is the settlor or primary beneficiary) ceases to own more than 40% of the total voting power of all classes of stock then outstanding of Celebrity entitled to vote in the election of directors ("Voting Stock"); provided, however, that a Change of Control shall be deemed to occur if, during a time when Mr. Patterson's holdings of Voting Stock are 50% or less, any other "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the "Act")) shall become the "beneficial owner" (as defined in Rule 13d-3 under the Act) of more than 20% of the Voting Stock; (b) Celebrity ceases to own, directly or indirectly, all of the voting power of all of the Voting Stock of each other

Borrower or (c) Robert H. Patterson, Jr., the existing chief executive officer of Celebrity, shall no longer serve in such capacity; or the Person acting as the existing interim chief financial officer of Celebrity, shall (prior to the hiring of a permanent chief financial officer of Celebrity) no longer serve in such capacity.

                          "Closing Date" means the date of the first to occur
of the making of the initial Advance, the issuance of the initial Letter of Credit, or the funding of the Term Loan.

                          "Closing Fee" has the meaning set forth in Section
2.11(a).

                          "Cluett" means The Cluett Corporation, a California
corporation.

                          "Code" means the California Uniform Commercial Code.

                          "Collateral" means each Borrower's right, title, and
interest in each of the following:

                          (a)     Accounts,

                          (b)     Borrowers' Books,

                          (c)     Equipment,

                          (d)     General Intangibles,

                          (e)     Inventory,

                          (f)     Investment Property,

                          (g)     Negotiable Collateral,

                          (h)     Real Property Collateral,

                          (i)     any money, or other assets of Borrowers that
now or hereafter come into the possession, custody, or control of Foothill, and

                          (j)     the proceeds and products, whether tangible
or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the Collateral of Borrowers, and any and all Accounts, Borrowers' Books, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, Real Property, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

                          "Collateral Access Agreement" means a landlord
waiver, mortgagee waiver, bailee letter, or acknowledgement agreement of any warehouseman, processor, lessor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in the Equipment or Inventory of any Borrower, in each case, in form and substance satisfactory to Foothill.

                          "Collections" means all cash, checks, notes,
instruments, and other items of payment (including, insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds).

                          "Compliance Certificate"  means a certificate
substantially in the form of Exhibit C-1 and delivered by the chief accounting officer of a Borrower to Foothill.

                          "Daily Balance" means, with respect to each day
during the term of this Agreement, the amount of an Obligation owed at the end of such day.

                          "deems itself insecure" means that the Person deems
itself insecure in accordance with the provisions of Section 1208 of the Code.

                          "Default" means an event, condition, or default that,
with the giving of notice, the passage of time, or both, would be an Event of Default.

                          "Designated Account" means account number 182215394
of Borrowers maintained with Borrowers' Designated Account Bank, or such other deposit account of Borrowers (located within the United States) which has been designated, in writing and from time to time, by Borrowers to Foothill.

                          "Designated Account Bank" means Bank One Texas, N.A.,
whose office is located at Dallas, Texas, and whose ABA number is 111000614.

                          "Dilution" means, for any Borrower, in each case
based upon the experience of the immediately prior 3 months, the result of dividing the Dollar amount of (a) bad debt write-downs, discounts, advertising, returns, promotions, credits, or other dilutive items with respect to the Accounts of such Borrower, by (b) such Borrower's Collections (excluding extraordinary items) plus the Dollar amount of clause (a).

                          "Dilution Reserve" means, as of any date of
determination, an aggregate amount sufficient to reduce Foothill's advance rates against Eligible Accounts of each Borrower by the amount, expressed as a percent, by which Dilution for such Borrower is in excess of 4.0%. As an example, if Dilution for Cluett were 4.75%, then such advance rate for Cluett would be reduced by 0.75 percentage points.

                          "Disbursement Letter" means an instructional letter
executed and delivered by Borrowers to Foothill regarding the extensions of credit to be made on the Closing Date, the form and substance of which shall be satisfactory to Foothill.

                          "Dollars or $" means United States dollars.

                          "Early Termination Premium" has the meaning set forth
in Section 3.6.

                          "EBITDA" means, at any time of determination, the
consolidated net income of Celebrity and its Subsidiaries (excluding extraordinary items) for the prior 12 month period (a) plus all interest expense, income tax expense, depreciation and amortization (including amortization of any goodwill or other intangibles) for the period, (b) plus or minus any other non-cash charges which have been subtracted or amounts which have been added in calculating consolidated net income for the period.

                          "Eligible Accounts" means those Accounts created by a
Borrower in the ordinary course of business, that arise out of such Borrower's sale of goods or rendition of services, that strictly comply with each and all of the representations and warranties respecting Accounts made by such Borrower to Foothill in the Loan Documents, and that are and at all times continue to be acceptable to Foothill in all respects; provided, however, that standards of eligibility may be fixed and revised from time to time by Foothill in Foothill's reasonable credit judgment. In determining the amount to be so included, Accounts shall be valued net of any sales taxes thereon or debit memos. Eligible Accounts shall not include the following:

                          (a)     Accounts with selling terms of more than 180
days, or Accounts that the Account Debtor has failed to pay within 60 days after their due date (or within 30 days after their due date with respect to Accounts with selling terms of greater than 90 days); provided, however, that the MJDesigns Account shall not be ineligible, prior to April 1, 1998, solely as a result of this clause (a);

                          (b)     Accounts owed by an Account Debtor or its
Affiliates where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above;

                          (c)     Accounts with respect to which the Account
Debtor is an employee, Affiliate, or agent of a Borrower;

                          (d)     Accounts with respect to which goods are
placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the Account Debtor may be conditional;

                          (e)     Accounts that are not payable in Dollars or
with respect to which the Account Debtor: (i) does not maintain its chief executive office in the United States, or (ii) is not organized under the laws of the United States or any State thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (y) the Account is supported by an irrevocable letter of credit satisfactory to Foothill (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Foothill and is directly drawable by Foothill, or (z) the Account is covered by credit insurance in form and amount, and by an insurer, satisfactory to Foothill;

                          (f)     Accounts with respect to which the Account
Debtor is either (i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts owing by AAFES or any other military post exchange, or Accounts with respect to which the relevant Borrower has complied, to the satisfaction of Foothill, with the Assignment of Claims Act, 31 U.S.C. Section 3727), or (ii) any State of the United States (exclusive, however, of Accounts owed by any State that does not have a statutory counterpart to the Assignment of Claims Act);

                          (g)     Accounts with respect to which the Account
Debtor is a creditor of any Borrower, has or has asserted a right of setoff, has disputed its liability, or has made any claim with respect to the Account;

                          (h)     Accounts with respect to an Account Debtor
whose total obligations owing to Borrowers exceed 10% of all Eligible Accounts of Borrowers in the aggregate (except where the Account Debtor is Wal-Mart Stores, Inc. (exclusive of the Sam's Club division), the Sam's Club division of Wal-Mart Stores, Inc., Kmart Corporation, Hobby Lobby Stores, Inc., or MJDesigns, in which case such percentage shall be 15% for each, or, where the Account Debtor is Michaels Stores, Inc., in which case such percentage shall be 35%), to the extent of the obligations owing by such Account Debtor in excess of such percentage;

                          (i)     Accounts with respect to which the Account
Debtor is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business;

                          (j)     Accounts the collection of which Foothill, in
its reasonable credit judgment, believes to be doubtful by reason of the Account Debtor's financial condition;

                          (k)     Accounts with respect to which the goods
giving rise to such Account have not been shipped and billed to the Account Debtor, the services giving rise to such Account have not been performed and accepted by the Account Debtor, or the Account otherwise does not represent a final sale;

                          (l)     Accounts that represent progress payments or
other advance billings that are due prior to the completion of performance by a Borrower of the subject contract for goods or services.

                          "Eligible In-Transit Inventory" means those items of
Inventory of a Borrower that do not qualify as Eligible Landed Inventory solely because they are not in a location set forth on Schedule E-1 but: (a) such Inventory is currently in-transit from a location not set forth on Schedule E-1 to a location set forth on Schedule E-1, (b) title to such Inventory has passed to a Borrower, (c)(i) either documents of title with respect to such Inventory have been delivered to Foothill or its agent, or Foothill is satisfied that its security interest in such documents (and the Inventory represented thereby) has been perfected and is not subject to another Lien, and (ii) upon Foothill's request, any such documents of title shall have been issued naming Foothill as consignee; (d) such Inventory is insured against types of loss, damage, hazards, and risks, and in amounts, satisfactory to Foothill in its discretion, and (e) such Inventory either (i) has been paid for or, (ii) if purchased under an Inventory Letter of Credit, such Inventory Letter of Credit either has been drawn upon in full and reimbursed, or expired undrawn, or (iii) if purchased on open account, the seller has disclaimed (or Foothill is otherwise satisfied that there does not exist) any lien on or security interest in such Inventory or the documents of title therefor; in each case, with documentation therefor (including agreements with shippers, customs brokers or other holders of documents of title) in form and substance satisfactory to Foothill in its discretion.

                          "Eligible Inventory" means the Eligible In-Transit
Inventory and the Eligible Landed Inventory.

                          "Eligible Landed Inventory" means Inventory
consisting of first quality finished goods held for sale in the ordinary course of a Borrower's business and raw materials for such finished goods, that are located at or in-transit between such Borrower's premises identified on Schedule E-1, that strictly comply with each and all of the representations and warranties respecting Inventory made by such Borrower to Foothill in the Loan Documents, and that are and at all times continue to be acceptable to Foothill in all respects; provided, however, that standards of eligibility may be fixed and revised from time to time by Foothill in Foothill's reasonable credit judgment. An item of Inventory shall not be included in Eligible Landed Inventory if:

                          (a)     it is not owned solely by such Borrower or
such Borrower does not have good, valid, and marketable title thereto;

                          (b)     it is not located at one of the locations set
forth on Schedule E-1 and is not in transit between any such locations;

                          (c)     it is not located on property owned or leased
by a Borrower or in a contract warehouse, in each case, subject to a Collateral Access Agreement executed by the mortgagee, lessor, the warehouseman, or other third party, as the case may be, and segregated or otherwise separately identifiable from goods of others, if any, stored on the premises;

                          (d)     it is not subject to a valid and perfected
first priority security interest in favor of Foothill;

                          (e)     it consists of goods returned or rejected by
such Borrower's customers; and

                          (f)     it is obsolete or slow moving, out of season,
work-in-process, a component that is not part of finished goods, or constitutes spare parts, packaging and shipping materials, supplies used or consumed in such Borrower's business, Inventory subject to a Lien in favor of any third Person, bill and hold goods, defective goods, "seconds," or Inventory acquired on consignment.

                          "Equipment" means all of a Person's present and
hereafter acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

                          "ERISA" means the Employee Retirement Income Security
Act of 1974, 29 U.S.C. Sections 1000 et seq., amendments thereto, successor statutes, and regulations or guidance promulgated thereunder.

                          "ERISA Affiliate" means (a) any corporation subject
to ERISA whose employees are treated as employed by the same employer as the employees of a Borrower under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of a Borrower under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which a Borrower is a member under IRC Section 414(m), or

(d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any party subject to ERISA that is a party to an arrangement with a Borrower and whose employees are aggregated with the employees of such Borrower under IRC
Section 414(o).

                          "ERISA Event" means (a) a Reportable Event with
respect to any Benefit Plan or Multiemployer Plan, (b) the withdrawal of a Borrower, any of its Subsidiaries or ERISA Affiliates from a Benefit Plan during a plan year in which it was a "substantial employer" (as defined in Section 4001(a)(2) of ERISA), (c) the providing of notice of intent to terminate a Benefit Plan in a distress termination (as described in Section 4041(c) of ERISA), (d) the institution by the PBGC of proceedings to terminate a Benefit Plan or Multiemployer Plan, (e) any event or condition (i) that provides a basis under Section 4042(a)(1), (2), or (3) of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan or Multiemployer Plan, or (ii) that may result in termination of a Multiemployer Plan pursuant to Section 4041A of ERISA, (f) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of a Borrower, any of its Subsidiaries or ERISA Affiliates from a Multiemployer Plan, or (g) providing any security to any Plan under Section 401(a)(29) of the IRC by a Borrower or its Subsidiaries or any of their ERISA Affiliates.

                          "Event of Default" has the meaning set forth in
Section 8.

                          "Excess Availability" means the amount, as determined
by Foothill at any time, equal to: (a) (i) the amount of the Advances available to Borrowers as of such time based upon the applicable lending formulas set forth in Section 2.1, subject to the sublimits and reserves from time to time established in accordance with Sections 2.1(b), 6.15 and 10, minus (b) the sum of (i) the amount of the outstanding Obligations (including Letters of Credit), plus (ii) the aggregate amount of trade payables payable by Borrowers that are more than 90 days from invoice date.

                          "Existing Lender" means National Canada Finance Corp.

                          "Exotics" means India Exotics, Inc., a Texas
corporation.

                          "FEIN" means Federal Employer Identification Number.

                          "Florist Supplies" means Value Florist Supplies,
Inc., a Texas corporation.

                          "Foothill" has the meaning set forth in the preamble
to this Agreement.

                          "Foothill Account" has the meaning set forth in
Section 2.7.

                          "Foothill Expenses" means all:  costs or expenses
(including taxes, and insurance premiums) required to be paid by a Borrower under any of the Loan Documents that are paid or incurred by Foothill; fees or charges paid or incurred by Foothill in connection with Foothill's transactions with Borrowers, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic Personal Property Collateral or Real Property Collateral appraisals), real estate surveys, real estate title policies and endorsements, and environmental audits; costs and expenses incurred by Foothill in the disbursement of funds to Borrowers (by wire transfer or otherwise); charges paid or incurred by Foothill resulting from the dishonor of checks; costs and expenses paid or incurred by Foothill to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Personal Property Collateral or the Real Property Collateral, or any portion thereof, irrespective of whether a sale is consummated; costs and expenses paid or incurred by Foothill in examining Borrowers' Books; costs and expenses of third party claims or any other suit paid or incurred by Foothill in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or Foothill's relationship with Borrowers or any guarantor; and Foothill's reasonable attorneys fees and expenses incurred in advising, structuring, drafting, reviewing, administering, amending, terminating, enforcing, defending, or concerning the Loan Documents (including attorneys fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning Borrowers or any guarantor of the Obligations), irrespective of whether suit is brought.

                          "GAAP" means generally accepted accounting principles
as in effect from time to time in the United States, consistently applied.

                          "General Intangibles" means all of any Person's
present and future general intangibles and other personal property (including contract rights, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, literature, reports, catalogs, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), other than goods, Accounts, and Negotiable Collateral.

                          "Governing Documents" means the certificate or
articles of incorporation, by-laws, or other organizational or governing documents of any Person.

                          "Governmental Authority" means any nation or
government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                          "Guaranty" means that certain Continuing Guaranty, of
even date herewith, by Magicsilk in favor of Foothill.

                          "Hazardous Materials" means (a) substances that are
defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or "EP toxicity", (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

                          "Indebtedness" means:  (a) all obligations of a
Person for borrowed money, (b) all obligations of a Person evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations of a Person in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products, (c) all obligations of a Person under capital leases, (d) all obligations or liabilities of others secured by a Lien on any property or asset of a Person, irrespective of whether such obligation or liability is assumed, and (e) any obligation of a Person guaranteeing or intended to guarantee (whether guaranteed, endorsed, co-made, discounted, or sold with recourse to such Person) any indebtedness, lease, dividend, letter of credit, or other obligation of any other Person.

                          "Insolvency Proceeding" means any proceeding
commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

                          "Intellectual Property Security Agreement" means each
of the agreements so denominated, of even date herewith, between Foothill, on the one hand, and a Borrower or Magicsilk, on the other hand.

                          "Intangible Assets" means, with respect to any
Person, that portion of the book value of all of such Person's assets that would be treated as intangibles under GAAP.

                          "Inventory" means all present and future inventory in
which a Person has any interest, including goods held for sale or lease or to be furnished under a contract of service and all of such Person's present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located.

                          "Inventory Letter of Credit" means a documentary
Letter of Credit issued to support the purchase by a Borrower of Inventory prior to transit to a location set forth on Schedule E-1, that provides that all draws thereunder must require presentation of customary documentation (including, if applicable, commercial invoices, packing list, certificate of origin, bill of lading or airwaybill, customs clearance documents, quota statement, inspection certificate, beneficiaries statement, and bill of exchange, bills of lading, dock warrants, dock receipts, warehouse receipts, or other documents of title) in form and substance satisfactory to Foothill and reflecting the passage to such Borrower of title to first quality Inventory conforming to such Borrower's contract with the seller thereof. Any such Letter of Credit shall cease to be an "Inventory Letter of Credit" at such time, if any, as the goods purchased thereunder become Eligible Landed Inventory.

                          "Inventory Reserves" means reserves (determined from
time to time by Foothill in its discretion) for (a) the estimated costs relating to unpaid freight charges, warehousing or storage charges, taxes, duties, and other similar unpaid costs associated with the acquisition of Eligible In-Transit Inventory by Borrowers, plus (b) the estimated reclamation claims of unpaid sellers of Inventory sold to Borrowers, plus (c) commissions payable by any Borrower in respect of its Inventory, plus (d) ad valorem taxes, if any, that would result in a choate or inchoate Lien that is or could be prior to the Foothill security interest.

                          "Investment Property" has the meaning set forth in
Section 9115 of the Code.

                          "IRC" means the Internal Revenue Code of 1986, as
amended, and the regulations thereunder.

                          "L/C" has the meaning set forth in Section 2.2(a).

                          "L/C Guaranty" has the meaning set forth in Section
2.2(a).

                          "Letter of Credit" means an L/C or an L/C Guaranty,
as the context requires.

                          "Lien" means any interest in property securing an
obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, adverse claim or charge, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also including reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

                          "Loan Account" has the meaning set forth in Section
2.10.

                          "Loan Documents" means this Agreement, the
Disbursement Letter, the Letters of Credit, the Lockbox Agreements, the Guaranty, the Mortgages, the Intellectual Property Security Agreements, the Stock Pledges, any note or notes executed by any Borrower and payable to Foothill, and any other agreement entered into, now or in the future, in connection with this Agreement.

                          "Lockbox Account" shall mean a depositary account
established pursuant to one of the Lockbox Agreements.

                          "Lockbox Agreements" means those certain Lockbox
Operating Procedural Agreements and those certain Depository Account Agreements, in form and substance satisfactory to Foothill, each of which is among a Borrower or Borrowers, Foothill, and one of the Lockbox Banks.

                          "Lockbox Banks" means Bank One Texas, N.A., or such
other banks as may be agreed to by Foothill and Borrowers from time to time.

                          "Lockboxes" has the meaning set forth in Section 2.7.

                          "Magicsilk" means Magicsilk, Inc. a Texas
corporation.

                          "Material Adverse Change" means (a) a material
adverse change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of a Borrower, (b) the material impairment of a Borrower's ability to perform its obligations under the Loan Documents to which it is a party or of Foothill to enforce the Obligations or realize upon the Collateral, (c) a material adverse effect on the value of the Collateral or the amount that Foothill would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral, or (d) a material impairment of the priority of Foothill's Liens with respect to the Collateral.

                          "Maximum Amount" means, as of any date of
determination, the sum of (a) the Maximum Revolving Amount, and (b) the then outstanding principal balance of the Term Loan.

                          "Maximum Revolving Amount" means $31,500,000.

                          "MJDesigns Account" means those certain Accounts
owing on the Closing Date by MJDesigns to Celebrity and Exotics, in the aggregate amount of $432,000, and originally due December 1, 1997.

                          "Mortgages" means one or more mortgages, deeds of
trust, or deeds to secure debt, executed by a Borrower in favor of Foothill, the form and substance of which shall be satisfactory to Foothill, that encumber the Real Property Collateral and the related improvements thereto.

                          "Multiemployer Plan" means a "multiemployer plan" (as
defined in Section 4001(a)(3) of ERISA) to which a Borrower, any of its Subsidiaries, or any ERISA Affiliate has contributed, or was obligated to contribute, within the past six years.

                          "Negotiable Collateral" means all of a Person's
present and future letters of credit, notes, drafts, instruments, Investment Property, securities (including the shares of stock of Subsidiaries of such Person), documents, personal property leases (wherein such Person is the lessor), and chattel paper.

                          "Obligations" means all loans, Advances, debts,
principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), contingent reimbursement obligations under any outstanding Letters of Credit, premiums (including Early Termination Premiums), liabilities (including all amounts charged to Borrowers' Loan Account pursuant hereto), obligations, fees, charges, costs, or Foothill Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties owing by a Borrower to Foothill of any kind and description (whether pursuant to or evidenced by the Loan Documents or pursuant to any other agreement between Foothill and any Borrower, and irrespective of whether for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including any debt, liability, or obligation owing from a Borrower to others that Foothill may have obtained by assignment or otherwise, and further including all interest not paid when due and all Foothill Expenses that a Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise.

                          "OLV" means, with respect to a Borrower's Inventory,
the orderly liquidation value of such Inventory as determined by one or more appraisers acceptable to Foothill.

                          "OLV Multiplier" means the following numbers for the
following periods:

                          Period                         Multiplier
                          ------                         ----------
                 01/30/98 - 08/31/98                        1.00
                 09/01/98 - 11/30/98                        0.98
                 12/01/98 - 02/28/99                        0.94
                 03/01/99 - 05/31/99                        0.90
                 06/01/99 - 08/31/99                        0.85
                 09/01/99 - thereafter                      0.80

                          "Overadvance" has the meaning set forth in Section
2.5.

                          "Participant" means any Person to which Foothill has
sold a participation interest in its rights under the Loan Documents.

                          "Pay-Off Letter" means a letter, in form and
substance reasonably satisfactory to Foothill, from Existing Lender respecting the amount necessary to repay in full all of the obligations of Borrowers owing to Existing Lender and obtain a termination or release of all of the Liens existing in favor of Existing Lender in and to the properties or assets of Borrowers.

                          "PBGC" means the Pension Benefit Guaranty Corporation
as defined in Title IV of ERISA, or any successor thereto.

                          "Permitted Equipment Dispositions"  means a sale or
disposition of Equipment that is no longer used or useful in the business of a Borrower; provided, however, that (a) in the event of any such sale or disposition of Equipment effected without replacement of such Equipment, or where replacement Equipment is leased or purchased subject to a Permitted Lien, then such Borrower shall deliver all cash proceeds of any such sale or disposition to Foothill to be applied to the Obligations, (b) in the event of any such sale or disposition of Equipment that is not covered by the preceding clause (a), then such Borrower shall give Foothill evidence of the use of the proceeds of such sale or disposition to finance replacement Equipment which shall be subject to a first priority Lien in favor of Foothill, and (c) the aggregate amount of all Permitted Equipment Dispositions during any calendar year may not exceed $250,000.

                          "Permitted Liens" means (a) Liens held by Foothill,
(b) Liens for unpaid taxes that either (i) are not yet due and payable or (ii) are the subject of Permitted Protests, (c) Liens set forth on Schedule P-1, (d) the interests of lessors under operating leases and purchase money security interests and Liens of lessors under capital leases to the extent that the acquisition or lease of the underlying asset is permitted under Section 7.21 and so long as the Lien only attaches to the asset purchased or acquired and only secures the purchase price of the asset, (e) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business of a Borrower and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet due and payable, or (ii) are the subject of Permitted Protests, (f) Liens arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance, (g) Liens or deposits to secure performance of bids, tenders, or leases (to the extent permitted under this Agreement), incurred in the ordinary course of business of a Borrower and not in connection with the borrowing of money, (h) Liens arising by reason of security for surety or appeal bonds in the ordinary course of business of a Borrower, (i) Liens of or resulting from any judgment or award that would not cause a Material Adverse Change and as to which the time for the appeal or petition for rehearing of which has not yet expired, or in respect of which a Borrower is in good faith prosecuting an appeal or proceeding for a review, and in respect of which a stay of execution pending such appeal or proceeding for review has been secured, (j) Liens with respect to the Real Property Collateral that are exceptions to the commitments for title insurance issued in connection with the Mortgages, as accepted by Foothill, and (k) with respect to any Real Property that is not part of the Real Property Collateral, easements, rights of way, zoning and similar covenants and restrictions, and similar encumbrances that customarily exist on properties of Persons engaged in similar activities and similarly situated and that in any event do not materially interfere with or impair the use or operation of the Collateral by any Borrower or the value of Foothill's Lien thereon or therein, or materially interfere with the ordinary conduct of the business of a Borrower.

                          "Permitted Protest" means the right of a Borrower to
protest any Lien (other than any such Lien that secures the Obligations), tax (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on the books of such Borrower in an amount that is reasonably satisfactory to Foothill, (b) any such protest is instituted and diligently prosecuted by such Borrower in good faith, and (c) Foothill is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Liens of Foothill in and to the Collateral.

                          "Permitted Sale/Leaseback"  means a sale by
Celebrity, and Celebrity's lease back, of either or both of the Tyler, Texas Real Property Collateral or the Winston-Salem, North Carolina Real Property Collateral, where no Event of Default has occurred and is continuing at the time of any such sale.

                          "Person" means and includes natural persons,
corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

                          "Personal Property Collateral" means all Collateral
other than the Real Property Collateral.

                          "Plan" means any employee benefit plan, program, or
arrangement maintained or contributed to by a Borrower or with respect to which it may incur liability.

                          "Real Property" means any estates or interests in
real property now owned or hereafter acquired by a Borrower.

                          "Real Property Collateral" means the parcel or
parcels of real property and the related improvements thereto identified on Schedule R-1, and any Real Property hereafter acquired by a Borrower.

                          "Reference Rate" means the variable rate of interest,
per annum, most recently announced by Norwest Bank Minnesota, National Association, or any successor thereto, as its "base rate," irrespective of whether such announced rate is the best rate available from such financial institution.

                          "Renewal Date" has the meaning set forth in Section
3.4.

                          "Reportable Event" means any of the events described
in Section 4043(c) of ERISA or the regulations thereunder other than a Reportable Event as to which the provision of 30 days notice to the PBGC is waived under applicable regulations.

                          "Retiree Health Plan" means an "employee welfare
benefit plan" within the meaning of Section 3(1) of ERISA that provides benefits to individuals after termination of their employment, other than as required by Section 601 of ERISA.

                          "Senior Real Estate Loan" means the Indebtedness
owing by Celebrity to Merrill Lynch Business Financial Services, Inc., as more completely described on Schedule 7.1.

                          "Star" means Star Wholesale Florist, Inc., a Texas
corporation.

                          "Solvent" means, with respect to any Person on a
particular date, that on such date (a) at fair valuations, all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair salable value of the properties and assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its properties and assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person's ability to pay as such debts mature, and
(e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that reasonably can be expected to become an actual or matured liability.

                          "Stock Pledges" means either of the Security
Agreement Stock Pledges, of even date herewith, by Celebrity and Star, respectively, in favor of Foothill.

                          "Subsidiary" of a Person means a corporation,
partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of stock or other ownership interests having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity.

                          "Subordination Agreement" means that certain
Subordination Agreement, of even date herewith, between RHP Management, LLC and Foothill.

                          "Tangible Net Worth" means, as of any date of
determination, the difference of (a) a Person's total stockholder's equity, minus (b) the sum of: (i) all Intangible Assets of such Person, (ii) all of such Person's prepaid expenses, and (iii) all amounts due to such Person from Affiliates.

                          "Term Loan" has the meaning set forth in Section 2.3.

                          "Term Loan Fee" has the meaning set forth in Section
2.11(c).

                          "Value" means, with respect to a Borrower's
Inventory, the lower of such Borrower's cost or market value, determined on a basis consistent with such Borrower's current and historical accounting practices.

                          "Value Multiplier" means the following numbers for
the following periods:

                          Period                                Multiplier
                          ------                                ----------
                 01/30/98 - 08/31/98                                0.60
                 09/01/98 - 11/30/98                                0.59
                 12/01/98 - 02/28/99                                0.57
                 03/01/99 - 05/31/99                                0.54
                 06/01/99 - 08/31/99                                0.51
                 09/01/99 - thereafter                              0.48

                          "Voidable Transfer" has the meaning set forth in
Section 15.8.

                 1.2 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Borrower" is used in respect of a financial covenant or a related definition, it shall be understood to mean Borrowers on a consolidated basis unless the context clearly requires otherwise.

                 1.3 CODE. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

                 1.4 CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. An Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in writing by Foothill. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. Any reference in this Agreement or in the Loan Documents to this Agreement or any of the Loan Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable.

                 1.5 SCHEDULES AND EXHIBITS. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

         2.      LOAN AND TERMS OF PAYMENT.

                 2.1      REVOLVING ADVANCES.

                          (a)     Subject to the terms and conditions of this
Agreement, Foothill agrees to make advances ("Advances") to Borrowers in an amount outstanding not to exceed at any one time the lesser of (i) the Maximum Revolving Amount less the outstanding balance of all undrawn or unreimbursed Letters of Credit, or (ii) the Borrowing Base less (A) the aggregate amount of all undrawn or unreimbursed Letters of Credit (other than Inventory Letters of Credit), less (B) 35% of the aggregate amount of all undrawn or unreimbursed Inventory Letters of Credit issued respecting Inventory of Celebrity, Florist Supplies, or Star, and less (C) 50% of the aggregate amount of all undrawn and unreimbursed Inventory Letters of Credit issued respecting Inventory of Cluett, and less (D) 70% of the aggregate amount of all undrawn or unreimbursed Inventory Letters of Credit issued respecting Inventory of Exotics. For purposes of this Agreement, "Borrowing Base", as of any date of determination, shall mean the result of:

                                  (x)      the lesser of (i) (1) 50% of the
                 value of the MJDesigns Account (so long as it remains an Eligible Account) plus (2) 85% of all other Eligible Accounts, less (3) the amount, if any, of the Dilution Reserve, and (ii) an amount equal to Borrowers' Collections with respect to Accounts for the immediately preceding 90 day period, plus

                                  (y)      the least of (i) 1.50 times the
                 credit availability created by clause (x) above, (ii) $17,500,000, and (iii) 65% of the Value of Eligible Inventory of Celebrity, Florist Supplies, and Star plus 50% of the Value of Eligible Inventory of Cluett plus 30% of the Value of Eligible Inventory of Exotics (but in no event shall Advances against Eligible In-Transit Inventory of Borrowers exceed, in the aggregate at any one time, $2,500,000, and in no event shall the aggregate Advances against Eligible Inventory of Borrowers, plus the outstanding principal balance of the Term Loan, exceed, at any one time, the lower of: (1) the applicable OLV Multiplier times the OLV of Borrowers' Inventory or (2) the applicable Value Multiplier times the Value of Borrowers' Inventory) minus the amount of the Inventory Reserve (if any), minus

                                  (z) the aggregate amount of reserves, if any, established by Foothill under Sections 2.1(b), 6.15 and 10.

                          (b)     Anything to the contrary in Section 2.1(a)
above notwithstanding, Foothill may create reserves against the Borrowing Base or reduce its advance rates based upon Eligible Accounts or Eligible Inventory without declaring an Event of Default if it determines that there has occurred a Material Adverse Change.

                          (c)     Foothill shall have no obligation to make
Advances hereunder to the extent they would cause the outstanding Obligations (other than under the Term Loan) to exceed the Maximum Revolving Amount.

                          (d)     Amounts borrowed pursuant to this Section 2.1
may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.

                 2.2      LETTERS OF CREDIT.

                          (a)     Subject to the terms and conditions of this
Agreement, Foothill agrees to issue letters of credit for the account of a Borrower (each, an "L/C") or to issue guarantees of payment (each such guaranty, an "L/C Guaranty") with respect to letters of credit issued by an issuing bank for the account of a Borrower. Foothill shall have no obligation to issue a Letter of Credit if any of the following would result:

                                  (i)      the sum of 35% of the aggregate
                 amount of all undrawn and unreimbursed Inventory Letters of Credit issued respecting Inventory of Celebrity, Florist Supplies, or Star, plus 50% of the aggregate amount of all undrawn and unreimbursed Inventory Letters of Credit issued respecting Inventory of Cluett, plus 70% of the aggregate amount of all undrawn and unreimbursed Inventory Letters of Credit issued respecting Inventory of Exotics, plus 100% of the aggregate amount of all other types of undrawn and unreimbursed Letters of Credit, would exceed the Borrowing Base less the amount of outstanding Advances; or

                                  (ii)     the aggregate amount of all undrawn
                 or unreimbursed Letters of Credit (including Inventory Letters of Credit) would exceed the lower of: (x) the Maximum Revolving Amount less the amount of outstanding Advances; or
                 (y) $1,000,000; or

                                  (iii)    the outstanding Obligations (other
                 than under the Term Loan) would exceed the Maximum Revolving Amount.

Each Borrower expressly understands and agrees that Foothill shall have no obligation to arrange for the issuance by issuing banks of the letters of credit that are to be the subject of L/C Guarantees. Each Borrower and Foothill acknowledge and agree that certain of the letters of credit that are to be the subject of L/C Guarantees may be outstanding on the Closing Date. Each Letter of Credit shall have an expiry date no later than 60 days prior to the date on which this Agreement is scheduled to terminate under Section 3.4 (without regard to any potential renewal term) and all such Letters of Credit shall be in form and substance acceptable to Foothill in its sole discretion. If Foothill is obligated to advance funds under a Letter of Credit, Borrowers immediately shall reimburse such amount to Foothill and, in the absence of such reimbursement, the amount so advanced immediately and automatically shall be deemed to be an Advance hereunder and, thereafter, shall bear interest at the rate then applicable to Advances under Section 2.6.

                          (b)     Each Borrower hereby agrees to indemnify,
save, defend, and hold Foothill harmless from any loss, cost, expense, or liability, including payments made by Foothill, expenses, and reasonable attorneys fees incurred by Foothill arising out of or in connection with any Letter of Credit. Each Borrower agrees to be bound by the issuing bank's regulations and interpretations of any letters of credit guarantied by Foothill and opened to or for such Borrower's account or by Foothill's interpretations of any Letter of Credit issued by Foothill to or for such Borrower's account, even though this interpretation may be different from such Borrower's own, and Borrowers understand and agree that Foothill shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following any Borrower's instructions or those contained in the Letter of Credit or any modifications, amendments, or supplements thereto. Each Borrower understands that the L/C Guarantees may require Foothill to indemnify the issuing bank for certain costs or liabilities arising out of claims by a Borrower against such issuing bank. Each Borrower hereby agrees to indemnify, save, defend, and hold Foothill harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by Foothill under any L/C Guaranty as a result of Foothill's indemnification of any such issuing bank.

                          (c)     Each Borrower hereby authorizes and directs
any bank that issues a letter of credit guaranteed by Foothill to deliver to Foothill all instruments, documents, and other writings and property received by the issuing bank pursuant to such letter of credit, and to accept and rely upon Foothill's instructions and agreements with respect to all matters arising in connection with such letter of credit and the related application. A Borrower may or may not be the "applicant" or "account party" with respect to such letter of credit.

                          (d)     Any and all charges, commissions, fees, and
costs incurred by Foothill relating to the letters of credit guaranteed by Foothill shall be considered Foothill Expenses for purposes of this Agreement and immediately shall be reimbursable by Borrowers to Foothill.

                          (e)     Immediately upon the termination of this
Agreement, Borrowers agree to either (i) provide cash collateral to be held by Foothill in an amount equal to 102% of the maximum amount of Foothill's obligations under outstanding Letters of Credit, or (ii) cause to be delivered to Foothill releases of all of Foothill's obligations under outstanding Letters of Credit. At Foothill's discretion, any proceeds of Collateral received by Foothill after the occurrence and during the continuation of an Event of Default may be held as the cash collateral required by this Section 2.2(e).

                          (f)     If by reason of (i) any change in any
applicable law, treaty, rule, or regulation or any change in the interpretation or application by any governmental authority of any such applicable law, treaty, rule, or regulation, or (ii) compliance by the issuing bank or Foothill with any direction, request, or requirement (irrespective of whether having the force of law) of any governmental authority or monetary authority including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect (and any successor thereto):

                                  (A)      any reserve, deposit, or similar
requirement is or shall be imposed or modified in respect of any Letters of Credit issued hereunder, or

                                  (B)      there shall be imposed on the
issuing bank or Foothill any other condition regarding any letter of credit, or Letter of Credit, as applicable, issued pursuant hereto;

and the result of the foregoing is to increase, directly or indirectly, the cost to the issuing bank or Foothill of issuing, making, guaranteeing, or maintaining any letter of credit, or Letter of Credit, as applicable, or to reduce the amount receivable in respect thereof by such issuing bank or Foothill, then, and in any such case, Foothill may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Borrowers, and Borrowers shall pay on demand such amounts as the issuing bank or Foothill may specify to be necessary to compensate the issuing bank or Foothill for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate set forth in Section 2.6(a)(i) or (c)(i), as applicable. The determination by the issuing bank or Foothill, as the case may be, of any amount due pursuant to this Section 2.2(f), as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.

                 2.3 TERM LOAN. Foothill has agreed to make a term loan (the "Term Loan") to Borrowers in the original principal amount of $3,500,000. The Term Loan shall be repaid in monthly installments of principal commencing April 1, 1998 and continuing on the first day of each succeeding month until and including the date on which the unpaid balance of the Term Loan is paid in full. The first 17 installments shall be in the amount of $200,000 each, and the final installment shall be in the amount of $100,000. The outstanding principal balance and all accrued and unpaid interest under the Term Loan shall be due and payable upon the earlier of (a) September 1, 1999 or (b) the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise. The unpaid principal balance of the Term Loan: (y) shall be prepaid in whole or in part, without penalty or premium, upon the consummation of any Permitted Sale/Leaseback in an amount equal to the greater of $500,000 (or $250,000 if only the Tyler, Texas or the Winston-Salem, North Carolina Real Property Collateral is included in such Permitted Sale/Leaseback) or 50% of the net cash proceeds of such sale (after taking into account any repayment of the Senior Real Estate Loan); and
(z) may be prepaid in whole or in part without penalty or premium at any time during the term of this Agreement upon 30 days prior written notice by Borrowers to Foothill, all such prepaid amounts to be applied to the installments due on the Term Loan in the inverse order of their maturity. All amounts outstanding under the Term Loan shall constitute Obligations.

                 2.4      [INTENTIONALLY DELETED]

                 2.5 OVERADVANCES. If, at any time or for any reason, the amount of Obligations owed by Borrowers to Foothill pursuant to Sections 2.1 and 2.2 is greater than either the Dollar or percentage limitations set forth in Sections 2.1 or 2.2 (an "Overadvance"), Borrowers immediately shall pay to Foothill, in cash, the amount of such excess to be used by Foothill first, to repay Advances outstanding under Section 2.1 and, thereafter, to be held by Foothill as cash collateral to secure Borrower's obligation to repay Foothill for all amounts paid pursuant to Letters of Credit.

                 2.6 INTEREST AND LETTER OF CREDIT FEES: RATES, PAYMENTS, AND CALCULATIONS.

                          (a)     Interest Rate.  Except as provided in clause
(c) below, (i) all Obligations (except for undrawn Letters of Credit and the Term Loan) shall bear interest on the Daily Balance at a per annum rate of 1.50 percentage points above the Reference Rate, and (ii) the Term Loan shall bear interest at a per annum rate of 12.5%.

                          (b)     Letter of Credit Fee.  Borrowers shall pay
Foothill a fee (in addition to the charges, commissions, fees, and costs set forth in Section 2.2(d)) equal to 1.50% per annum times the aggregate undrawn amount of all Letters of Credit outstanding as of the end of each day.

                          (c)     Default Rate.  Upon the occurrence and during
the continuation of an Event of Default, (i) all Obligations (except for undrawn Letters of Credit and the Term Loan) shall bear interest on the Daily Balance at a per annum rate equal to 4.50 percentage points above the Reference Rate, and (ii) the Term Loan shall bear interest at a per annum rate equal to 15.5%, and (iii) the Letter of Credit fee provided in Section 2.6(b) shall be increased to 4.50% per annum times the aggregate undrawn amount of all Letters of Credit outstanding as of the end of each day.

                          (d)     Minimum Interest.  In no event shall the rate
of interest chargeable hereunder for any day be less than 7.0% per annum. To the extent that interest accrued hereunder at the rate set forth herein would be less than the foregoing minimum daily rate, the interest rate chargeable hereunder for such day automatically shall be deemed increased to the minimum rate.

                          (e)     Payments.  Interest and Letter of Credit fees
payable hereunder shall be due and payable, in arrears, on the first day of each month during the term hereof. Each Borrower hereby authorizes Foothill, at its option, without prior notice to such Borrower, to charge such interest and Letter of Credit fees, all Foothill Expenses (as and when incurred), the charges, commissions, fees, and costs provided for in Section 2.2(d) (as and when accrued or incurred), the fees and charges provided for in Section 2.11 (as and when accrued or incurred), and all installments or other payments due under the Term Loan, or any Loan Document to Borrowers' Loan Account, which amounts thereafter shall accrue interest at the rate then applicable to Advances hereunder. Any interest not paid when due shall be compounded and shall thereafter accrue interest at the rate then applicable to Advances hereunder.

                          (f)     Computation.  The Reference Rate as of the
date of this Agreement is ___% per annum. In the event the Reference Rate is changed from time to time hereafter, the applicable rate of interest hereunder automatically and immediately shall be increased or decreased by an amount equal to such change in the Reference Rate. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed.

                          (g)     Intent to Limit Charges to Maximum Lawful
Rate. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrowers and Foothill, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto as of the date of this Agreement, Borrowers are and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrowers in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

                 2.7 COLLECTION OF ACCOUNTS. Borrowers shall at all times maintain lockboxes (the "Lockboxes") and, immediately after the Closing Date, shall instruct all Account Debtors with respect to the Accounts, General Intangibles, and Negotiable Collateral of Borrowers to remit all Collections in respect thereof to such Lockboxes. Borrowers, Foothill, and the Lockbox Banks shall enter into the Lockbox Agreements, which among other things shall provide for the opening of a Lockbox Account for the deposit of Collections at a Lockbox Bank. Each Borrower agrees that all Collections and other amounts received by such Borrower from any Account Debtor or any other source immediately upon receipt shall be deposited into a Lockbox Account. No Lockbox Agreement or arrangement contemplated thereby shall be modified by a Borrower without the prior written consent of Foothill. Upon the terms and subject to the conditions set forth in the Lockbox Agreements, all amounts received in each Lockbox Account shall be wired each Business Day into an account (the "Foothill Account") maintained by Foothill at a depositary selected by Foothill.

                 2.8 CREDITING PAYMENTS; APPLICATION OF COLLECTIONS. The receipt of any Collections by Foothill (whether from transfers to Foothill by the Lockbox Banks pursuant to the Lockbox Agreements or otherwise) immediately shall be applied provisionally to reduce the Obligations outstanding under
Section 2.1, but shall not be considered a payment on account unless such Collection item is a wire transfer of immediately available federal funds and is made to the Foothill Account or unless and until such Collection item is honored when presented for payment. From and after the Closing Date, Foothill shall be entitled to charge Borrowers for one Business Day of `clearance' or `float' at the rate set forth in Section 2.6(a)(i) or Section 2.6(c)(i), as applicable, on all Collections that are received by Foothill (regardless of whether forwarded by the Lockbox Banks to Foothill, whether provisionally applied to reduce the Obligations under Section 2.1, or otherwise). This across-the-board one Business Day clearance or float charge on all Collections is acknowledged by the parties to constitute an integral aspect of the pricing of Foothill's financing of Borrowers, and shall apply irrespective of the characterization of whether receipts are owned by a Borrower or Foothill, and whether or not there are any outstanding Advances, the effect of such clearance or float charge being the equivalent of charging one Business Day of interest on such Collections. Should any Collection item not be honored when presented for payment, then Borrowers shall be deemed not to have made such payment, and interest shall be recalculated accordingly. Anything to the contrary contained herein notwithstanding, any Collection item shall be deemed received by Foothill only if it is received into the Foothill Account on a Business Day on or before 11:00 a.m. California time. If any Collection item is received into the Foothill Account on a non-Business Day or after 11:00 a.m. California time on a Business Day, it shall be deemed to have been received by Foothill as of the opening of business on the immediately following Business Day.

                 2.9 DESIGNATED ACCOUNT. Foothill is authorized to make the Advances, the Letters of Credit, and the Term Loan under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person, or without instructions if pursuant to Section 2.6(e). Borrowers agree to establish and maintain a single Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances and the Term Loan requested by Borrowers and made by Foothill hereunder. Unless otherwise agreed by Foothill and Borrowers, the Term Loan and any Advance requested by Borrowers and made by Foothill hereunder shall be made to the Designated Account.

                 2.10 MAINTENANCE OF LOAN ACCOUNT; STATEMENTS OF OBLIGATIONS. At the request of Borrowers, to facilitate and expedite the administration and accounting processes and procedures of their borrowings under this Agreement, Foothill has agreed, in lieu of maintaining separate loan accounts on Foothill's books in the name of each of the Borrowers, that Foothill shall maintain a single account on its books in the names of all of the Borrowers (the "Loan Account"). All Advances and the Term Loan made by Foothill to Borrowers or for Borrower's account, including accrued interest, Foothill Expenses, and any other payment Obligations of Borrowers shall be made jointly and severally to the Borrowers and shall be charged to the Loan Account. In accordance with Section 2.8, the Loan Account will be credited with all payments received by Foothill from any Borrower or for any Borrowers' account, including all amounts received in the Foothill Account from any Lockbox Bank. Foothill shall render one statement regarding the Loan Account to Celebrity on behalf of Borrowers, including principal, interest, fees, and including an itemization of all charges and expenses constituting Foothill Expenses owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrowers and Foothill unless, within 30 days after receipt thereof by Borrowers, Borrowers shall deliver to Foothill written objection thereto describing the error or errors contained in any such statements. Each Borrower hereby expressly agrees and acknowledges that Foothill shall have no obligation to account separately to such Borrower.

                 2.11 FEES. Borrowers shall pay to Foothill the following fees:

                          (a)     Closing Fee.  A fee (the "Closing Fee") in
the total amount of $350,000, all of which is earned as of the Closing Date. $175,000 of the Closing Fee shall be payable on the Closing Date and the $175,000 balance on the first anniversary of the Closing Date;

                          (b)     Unused Line Fee.  On the first day of each
month during the term of this Agreement, an unused line fee in an amount equal to 0.25% per annum times the Average Unused Portion of the Maximum Revolving Amount;

                          (c)     Term Loan Fee.  A fee (the "Term Loan Fee"),
comprised of a one time payment of $80,000, which shall be fully earned and due and payable on the Closing Date, and an ongoing payment of $10,000 per month commencing on April 1, 1998 and continuing on the first day of each month thereafter until the Term Loan has been fully repaid;

                          (d)     Financial Examination, Documentation, and
Appraisal Fees. Foothill's customary fee of $650 per day per examiner, plus out-of-pocket expenses for each financial analysis and examination (i.e., audits) of Borrowers performed by personnel employed by Foothill; Foothill's customary appraisal fee of $1,500 per day per appraiser, plus out-of-pocket expenses for each appraisal of the Collateral performed by personnel employed by Foothill; and, the actual charges paid or incurred by Foothill if it elects to employ the services of one or more third Persons to perform such financial analyses and examinations (i.e., audits) of Borrowers or to appraise the Collateral; provided that there will be no fewer than three appraisals per year (with the first to be completed in April 1998); and, on each anniversary of the Closing Date, Foothill's customary fee of $1,000 per year for its loan documentation review; and

                          (e)     Servicing Fee.  On the first day of each
month during the term of this Agreement, and thereafter so long as any Obligations are outstanding, a servicing fee in an amount equal to $5,000.

         3.      CONDITIONS; TERM OF AGREEMENT.

                 3.1 CONDITIONS PRECEDENT TO THE INITIAL ADVANCE, THE INITIAL LETTER OF CREDIT, AND THE TERM LOAN. The obligation of Foothill to make the initial Advance, to issue the initial Letter of Credit, and to make the Term Loan, is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions on or before the Closing
Date:

                          (a)     the Closing Date shall occur on or before
February 15, 1998;

                          (b)     Foothill shall have received UCC searches
reflecting the filing of its financing statements and fixture filings or otherwise satisfactory to Foothill;

                          (c)     Foothill shall have received each of the
following documents, duly executed, and each such document shall be in full force and effect:

                                  a.       the Lockbox Agreements;

                                  b.       the Disbursement Letter;

                                  c.       the Pay-Off Letter, together with
                 documentation evidencing the termination by Existing Lender of its Liens in and to the properties and assets of Borrowers;

                                  d.       the Intellectual Property Security
                 Agreements;

                                  e.       the Mortgages;

                                  f.       Continuing Guaranty by Magicsilk in
                 favor of Foothill, together with Magicsilk's Intellectual Property Security Agreement;

                                  g.       the Subordination Agreement; and

                                  h.       the Stock Pledges;

                          (d)     Foothill shall have received a certificate
from the Secretary or Assistant Secretary of each Borrower attesting to the resolutions of each Borrower's Board of Directors authorizing its execution, delivery, and performance of this Agreement and the other Loan Documents to which such Borrower is a party and authorizing specific officers of such Borrower to execute the same;

                          (e)     Foothill shall have received copies of each
Borrower's Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary or Assistant Secretary of such Borrower;

                          (f)     Foothill shall have received a certificate of
status with respect to each Borrower, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such Borrower, which certificate shall indicate that such Borrower is in good standing in such jurisdiction;

                          (g)     Foothill shall have received certificates of
status with respect to each Borrower, each dated within 15 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that such Borrower is in good standing in such jurisdictions;

                          (h)     Foothill shall have received a certificate of
insurance, together with the endorsements thereto, as are required by Section 6.10, the form and substance of which shall be satisfactory to Foothill and its counsel;

                          (i)     Foothill shall have received duly executed
certificates of title with respect to that portion of the Collateral that is subject to certificates of title;

                          (j)     Foothill shall have received such Collateral
Access Agreements from lessors, warehousemen, bailees, and other third persons as Foothill may require, and shall have received a waiver and consent from Merrill Lynch Business Financial Services, Inc. respecting the Real Property Collateral;

                          (k)     Foothill shall have received an opinion of
Borrowers' counsel in form and substance satisfactory to Foothill in its sole discretion;

                          (l)     Foothill shall have received a warrant for
the purchase of 100,000 shares of Celebrity's common stock on terms (including exercise price, registration rights and anti-dilution provision) satisfactory to Foothill;

                          (m)     On the Closing Date, Borrower shall have not
less than $2,500,000 of Excess Availability and unrestricted cash on hand after making the payments described in Section 7.17 (a);

                          (n)     Foothill shall have received satisfactory
evidence that all tax returns required to be filed by Borrowers have been timely filed and all taxes upon each Borrower or its properties, assets, income, and franchises (including real property taxes and payroll taxes) have been paid prior to delinquency, except such taxes that are the subject of a Permitted Protest;

                          (o)     Foothill shall have completed its final audit
review of Borrowers, which shall be satisfactory to Foothill; and

                          (p)     all other documents and legal matters in
connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

                 3.2 CONDITIONS PRECEDENT TO ALL ADVANCES, ALL LETTERS OF CREDIT, AND THE TERM LOAN. The following shall be conditions precedent to all Advances, all Letters of Credit, and the Term Loan:

                          (a)     the representations and warranties contained
in this Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

                          (b)     no Default or Event of Default shall have
occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof; and

                          (c)     no injunction, writ, restraining order, or
other order of any nature prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any governmental authority against any Borrower, Foothill, or any of their Affiliates.

                 3.3 CONDITION SUBSEQUENT. As a condition subsequent to initial closing hereunder, Borrowers shall perform or cause to be performed the following (the failure by Borrowers to so perform or cause to be performed constituting an Event of Default):

                          (a)     within 60 days of the Closing Date, deliver
to Foothill the certified copies of the policies of insurance, together with the endorsements thereto, as are required by Section 6.10, the form and substance of which shall be satisfactory to Foothill and its counsel;

                          (b)     within 60 days of the Closing Date, (i) hire
a new chief financial officer of Celebrity, and (ii) deliver to Foothill mortgagee title insurance policies (or marked commitments to issue the same) for the Real Property Collateral issued by a title insurance company satisfactory to Foothill (each a "Mortgage Policy" and, collectively, the "Mortgage Policies") in amounts satisfactory to Foothill assuring Foothill that the Mortgages on such Real Property Collateral are valid and enforceable second priority mortgage Liens on such Real Property Collateral free and clear of all defects and encumbrances except Permitted Liens, and the Mortgage Policies shall otherwise be in form and substance reasonably satisfactory to Foothill;

                          (c)     within 30 days of the Closing Date, terminate
the lockbox arrangements in place in North Carolina;

                          (d)     within 21 days of the Closing Date, deliver
original stock certificates, with stock powers endorsed in blank, for the largest whole number of shares of stock that is less than 66.5% of the outstanding shares of Celebrity Hong Kong, together with an opinion of Hong Kong counsel to the effect that all necessary legal steps have been taken in connection with the perfection of Foothill's Lien on the Celebrity Hong Kong shares, and the practical realization of such collateral; and

                          (e)     by April 15, 1998 Foothill shall have
received from Celebrity a business plan (with projections) for Borrowers reflecting periods through June 30, 1999, all of which shall be acceptable to Foothill in its sole discretion.

                 3.4 TERM; AUTOMATIC RENEWAL. This Agreement shall become effective upon the execution and delivery hereof by Borrowers and Foothill and shall continue in full force and effect for a term ending on the date (the "Renewal Date") that is three years from the Closing Date and automatically shall be renewed for successive one year periods thereafter, unless sooner terminated pursuant to the terms hereof. Either party may terminate this Agreement effective on the Renewal Date or on any one year anniversary of the Renewal Date by giving the other party at least 90 days prior written notice. The foregoing notwithstanding, Foothill shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

                 3.5 EFFECT OF TERMINATION. On the date of termination of this Agreement, all Obligations (including contingent reimbursement obligations of Borrowers with respect to any outstanding Letters of Credit, and the accrued and unpaid amount of any fees (including the Closing Fee)) immediately shall become due and payable without notice or demand. No termination of this Agreement, however, shall relieve or discharge Borrowers of Borrowers' duties, Obligations, or covenants hereunder, and Foothill's continuing security interests in the Collateral shall remain in effect until all Obligations have been fully and finally discharged and Foothill's obligation to provide additional credit hereunder is terminated. If Borrowers have sent a notice of termination pursuant to the provisions of Section 3.4, but fail to pay the Obligations in full on the date set forth in said notice, then Foothill may, but shall not be required to, renew this Agreement for an additional term of one year.

                 3.6      EARLY TERMINATION BY BORROWERS.  The provisions of
Section 3.4 that allow termination of this Agreement by Borrowers only on the Renewal Date and certain anniversaries thereof notwithstanding, Borrowers have the option, at any time upon 90 days prior written notice to Foothill, to terminate this Agreement by paying to Foothill, in cash, the Obligations (including an amount equal to 102% of the undrawn amount of the Letters of Credit, and the accrued and unpaid amount of any fees (including the Closing
Fee)), in full, together with a premium (the "Early Termination Premium") equal to (a) 3% of the Maximum Revolving Amount if the termination is effective on or before the first anniversary of the Closing Date, (b) 2% of the Maximum Revolving Amount if the termination is effective after the first anniversary of the Closing Date but on or before the second anniversary of the Closing Date,
(c) 1% of the Maximum Revolving Amount if the termination is effective after the second anniversary of the Closing Date but before the third anniversary of the Closing Date.

                 3.7 TERMINATION UPON EVENT OF DEFAULT. If Foothill terminates this Agreement upon the occurrence of an Event of Default, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Foothill's lost profits as a result thereof,

Borrowers shall pay to Foothill upon the effective date of such termination, a premium in an amount equal to the Early Termination Premium. The Early Termination Premium shall be presumed to be the amount of damages sustained by Foothill as the result of the early termination and Borrowers agree that it is reasonable under the circumstances currently existing. The Early Termination Premium provided for in this Section 3.7 shall be deemed included in the Obligations.

         4.      CREATION OF SECURITY INTEREST.

                 4.1 GRANT OF SECURITY INTEREST. Each Borrower hereby grants to Foothill a continuing security interest in all of such Borrower's currently existing and hereafter acquired or arising Personal Property Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by such Borrower of each of its covenants and duties under the Loan Documents. Foothill's security interests in the Personal Property Collateral shall attach to all Personal Property Collateral without further act on the part of Foothill or Borrowers. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except as specifically permitted by Section 7.3, no Borrower has any authority, express or implied, to dispose of any item or portion of the Personal Property Collateral or the Real Property Collateral.

                 4.2 NEGOTIABLE COLLATERAL. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Borrowers, immediately upon the request of Foothill, shall endorse and deliver physical possession of such Negotiable Collateral to Foothill.

                 4.3 COLLECTION OF ACCOUNTS, GENERAL INTANGIBLES, AND NEGOTIABLE COLLATERAL. At any time, Foothill or Foothill's designee may, after the occurrence of an Event of Default, (a) notify customers or Account Debtors of any Borrower that the Accounts, General Intangibles, or Negotiable Collateral of such Borrower have been assigned to Foothill or that Foothill has a security interest therein, and (b) collect the Accounts, General Intangibles, and Negotiable Collateral of such Borrower directly and charge the collection costs and expenses to the Loan Account. Each Borrower agrees that it will hold in trust for Foothill, as Foothill's trustee, any Collections that it receives and immediately will deliver said Collections to Foothill in their original form as received by Borrower.

                 4.4 DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED. At any time upon the request of Foothill, Borrowers shall execute and deliver to Foothill all financing statements, continuation financing statements, fixture filings, security agreements, pledges, assignments, control agreements, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that Foothill reasonably may request, in form satisfactory to Foothill, to perfect and continue perfected Foothill's security interests in the Collateral, and in order to fully consummate all of the transactions contemplated hereby and under the other the Loan Documents.

                 4.5 POWER OF ATTORNEY. Each Borrower hereby irrevocably makes, constitutes, and appoints Foothill (and any of Foothill's officers, employees, or agents designated by Foothill) as such Borrower's true and lawful attorney, with power to (a) if such Borrower refuses to, or fails timely to execute and deliver any of the documents described in Section 4.4, sign the name of such Borrower on any of the documents described in Section 4.4, (b) at any time that an Event of Default has occurred and is continuing or Foothill deems itself insecure, sign such Borrower's name on any invoice or bill of lading relating to any Account of such Borrower, drafts against Account Debtors, schedules and assignments of Accounts of such Borrower, verifications of Accounts of such Borrower, and notices to Account Debtors, (c) send requests for verification of Accounts of such Borrower, (d) endorse such Borrower's name on any Collection item that may come into Foothill's possession, (e) at any time that an Event of Default has occurred and is continuing or Foothill deems itself insecure, notify the post office authorities to change the address for delivery of such Borrower's mail to an address designated by Foothill, to receive and open all mail addressed to such Borrower, and to retain all mail relating to the Collateral of such Borrower and forward all other mail to such Borrower, (f) at any time that an Event of Default has occurred and is continuing or Foothill deems itself insecure, make, settle, and adjust all claims under such Borrower's policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (g) at any time that an Event of Default has occurred and is continuing or Foothill deems itself insecure, settle and adjust disputes and claims respecting the Accounts of such Borrower directly with Account Debtors, for amounts and upon terms that Foothill determines to be reasonable, and Foothill may cause to be executed and delivered any documents and releases that Foothill determines to be necessary. The appointment of Foothill as such Borrower's attorney, and each and every one of Foothill's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and Foothill's obligation to extend credit hereunder is terminated.

                 4.6 RIGHT TO INSPECT. Foothill (through any of its officers, employees, or agents) shall have the right, from time to time hereafter to inspect Borrowers' Books and to check, test, and appraise the Collateral in order to verify Borrowers' financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

         5.      REPRESENTATIONS AND WARRANTIES.

                 In order to induce Foothill to enter into this Agreement, each Borrower makes the following representations and warranties which shall be true, correct, and complete in all respects as of the date hereof, and shall be true, correct, and complete in all respects as of the Closing Date, and at and as of the date of the making of each Advance, Letter of Credit, or Term Loan, made thereafter, as though made on and as of the date of such Advance, Letter of Credit, or Term Loan (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

                 5.1 NO ENCUMBRANCES. Each Borrower has good and indefeasible title to its Collateral, free and clear of Liens except for Permitted Liens.

                 5.2 ELIGIBLE ACCOUNTS. The Eligible Accounts of each Borrower are bona fide existing obligations created by the sale and delivery of Inventory or the rendition of services to Account Debtors in the ordinary course of such Borrower's business, unconditionally owed to such Borrower without defenses, disputes, offsets, counterclaims, or rights of return or cancellation except in the ordinary course of business with respect to immaterial claims and disputes. The property giving rise to such Eligible Accounts has been delivered to the Account Debtor, or to the Account Debtor's agent for immediate shipment to the Account Debtor. Borrowers have not received notice of actual or imminent bankruptcy, insolvency, or material impairment of the financial condition of any Account Debtor regarding any Eligible Account.

                 5.3 ELIGIBLE INVENTORY. All Eligible Inventory of Borrowers is of good and merchantable quality, free from defects.

                 5.4 EQUIPMENT. All of the Equipment of Borrowers is used or held for use in Borrowers' business and is fit for such purposes.

                 5.5 LOCATION OF INVENTORY AND EQUIPMENT. The Inventory and Equipment of Borrowers are not stored with a bailee, warehouseman, or similar party (without Foothill's prior written consent) and are located only at the locations identified on Schedule 6.12 or otherwise permitted by Section 6.12.

                 5.6 INVENTORY RECORDS. Each Borrower keeps correct and accurate records itemizing and describing the kind, type, and quantity of its Inventory, and such Borrower's cost therefor.

                 5.7      FEIN.  Each Borrower's FEIN is set forth below:

                          Borrower                                  FEIN
                          --------                                  ----
                          Celebrity                              75-1289223
                          Cluett                                 33-0063809
                          Exotics                                75-2578734
                          Star                                   75-2122345
                          Florist Supplies                       01135-6462

                 5.8      DUE ORGANIZATION AND QUALIFICATION; SUBSIDIARIES.

                          (a)     Each Borrower is duly organized and existing
and in good standing under the laws of the jurisdiction of its incorporation and qualified and licensed to do business in, and in good standing in, any state where the failure to be so licensed or qualified reasonably could be expected to cause a Material Adverse Change.

                          (b)     Set forth on Schedule 5.8, is a complete and
accurate list of each Borrower's direct and indirect Subsidiaries, showing:
(i) the jurisdiction of their incorporation; (ii) the number of shares of each class of common and preferred stock authorized for each of such Subsidiaries; and (iii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by such Borrower. All of the outstanding capital stock of each such Subsidiary has been validly issued and is fully paid and non-assessable.

                          (c)     Except as set forth on Schedule 5.8, no
capital stock (or any securities, instruments, warrants, options, purchase rights, conversion or exchange rights, calls, commitments or claims of any character convertible into or exercisable for capital stock) of any direct or indirect Subsidiary of any Borrower is subject to the issuance of any security, instrument, warrant, option, purchase right, conversion or exchange right, call, commitment or claim of any right, title, or interest therein or thereto.

                 5.9      DUE AUTHORIZATION; NO CONFLICT.

                          (a)     The execution, delivery, and performance by
each Borrower of this Agreement and the Loan Documents to which it is a party have been duly authorized by all necessary corporate action.

                          (b)     The execution, delivery, and performance by
each Borrower of this Agreement and the Loan Documents to which it is a party do not and will not (i) violate any provision of federal, state, or local law or regulation (including Regulations G, T, U, and X of the Federal Reserve Board) applicable to such Borrower, the Governing Documents of such Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on such Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation or material lease of such Borrower, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of such Borrower, other than Permitted Liens, or (iv) require any approval of stockholders or any approval or consent of any Person under any material contractual obligation of such Borrower.

                          (c)     Other than the filing of appropriate
financing statements, fixture filings, and mortgages, the execution, delivery, and performance by each Borrower of this Agreement and the Loan Documents to which such Borrower is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any federal, state, foreign, or other Governmental Authority or other Person.

                          (d)     This Agreement and the Loan Documents to
which any Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by such Borrower, will be the legally valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

                          (e)     The Liens granted by each Borrower to
Foothill in and to its properties and assets pursuant to this Agreement and the other Loan Documents are validly created, perfected, and first priority Liens, subject only to Permitted Liens.

                 5.10 LITIGATION. There are no actions or proceedings pending by or against any Borrower before any court or administrative agency and no Borrower has any knowledge or belief of any pending, threatened, or imminent litigation, governmental investigations, or claims, complaints, actions, or prosecutions involving any Borrower or any guarantor of the Obligations, except for: (a) ongoing collection matters in which a Borrower is the plaintiff; (b) matters disclosed on Schedule 5.10; and (c) matters arising after the date hereof that, if decided adversely to a Borrower, would not cause a Material Adverse Change.

                 5.11 GAAP FINANCIAL STATEMENTS; NO MATERIAL ADVERSE CHANGE. All financial statements relating to any Borrower or any guarantor of the Obligations that have been delivered by any Borrower to Foothill have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and fairly present such Borrower's (or such guarantor's, as applicable) financial condition as of the date thereof and such Borrower's results of operations for the period then ended. There has not been a Material Adverse

Change with respect to any Borrower (or such guarantor, as applicable) since the date of the latest financial statements submitted to Foothill on or before the Closing Date.

                 5.12 SOLVENCY. Each Borrower is Solvent. No transfer of property is being made by any Borrower and no obligation is being incurred by any Borrower in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Borrower.

                 5.13 EMPLOYEE BENEFITS. None of Borrowers, any of their Subsidiaries, or any of their ERISA Affiliates maintains or contributes to any Benefit Plan. Each Borrower, each of its Subsidiaries and each ERISA Affiliate have satisfied the minimum funding standards of ERISA and the IRC with respect to each Benefit Plan to which it is obligated to contribute. No ERISA Event has occurred nor has any other event occurred that may result in an ERISA Event that reasonably could be expected to result in a Material Adverse Change. None of Borrowers or their Subsidiaries, any ERISA Affiliate, or any fiduciary of any Plan is subject to any direct or indirect liability with respect to any Plan under any applicable law, treaty, rule, regulation, or agreement. None of Borrowers or their Subsidiaries or any ERISA Affiliate is required to provide security to any Plan under Section 401(a)(29) of the IRC.

                 5.14 ENVIRONMENTAL CONDITION. None of Borrowers' properties or assets has ever been used by any Borrower or, to the best of each Borrower's knowledge, by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, except in compliance with applicable law. None of Borrowers' properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, or a candidate for closure pursuant to any environmental protection statute. No Lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned or operated by any Borrower. No Borrower has received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal or state governmental agency concerning any action or omission by any Borrower resulting in the releasing or disposing of Hazardous Materials into the environment.

         6.      AFFIRMATIVE COVENANTS.

                 Each Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, such Borrower shall do all of the following:

                 6.1 ACCOUNTING SYSTEM. Maintain a standard and accurate system of accounting that enables such Borrower to produce financial statements in accordance with GAAP, and maintain records pertaining to its Collateral that contain information as from time to time may be requested by Foothill. Such Borrower also shall keep a modern inventory reporting system that shows all additions, sales, claims, returns, and allowances with respect to its Inventory.

                 6.2 COLLATERAL REPORTING. Provide Foothill with the following documents at the following times in form satisfactory to Foothill:
(a) on each Business Day, a sales journal, collection journal, and credit register for each of Exotics, Cluett, and Celebrity since the last such schedule and a calculation of the Borrowing Base as of such date, (b) on a monthly basis and, in any event, by no later than the 10th day of each month during the term of this Agreement, (1) a detailed calculation of the Borrowing Base for each of Exotics, Cluett, and Celebrity and on a consolidated basis, and (2) a detailed aging, by total, of such Borrower's Accounts, together with a reconciliation to the detailed calculation of the Borrowing Base previously provided to Foothill, (c) on a monthly basis and, in any event, by no later than the 10th day of each month during the term of this Agreement, a summary aging, by vendor, of such Borrower's accounts payable and any book overdraft,
(d) on a weekly basis, Inventory reports specifying such Borrower's cost of its Inventory by category, with additional detail showing additions to and deletions from its Inventory, (e) upon request, notice of all returns, disputes, or claims, (f) upon request, copies of invoices in connection with its Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, shipping and delivery documents in connection with its Accounts and for Inventory and Equipment acquired by such Borrower, purchase orders and invoices, (g) on a quarterly basis, a detailed list of such Borrower's customers, (h) upon request, such Borrower's electronic data; and
(i) such other reports as to the Collateral or the financial condition of such Borrower or the financial condition and agings of Celebrity Hong Kong, as Foothill may request from time to time.

                 6.3 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES. Deliver or cause to be delivered to Foothill: (a) as often as available, but in any event not less frequently than weekly, Celebrity's "Weekly Consolidated Tactical Cash Model"; (b) as soon as available, but in any event within 30 days after the end of each month (except that such statements for the months of December 1997 and January and February 1998 may be delivered on or before February 15, 1998, March 15, 1998, and April 15, 1998, respectively), a company prepared balance sheet as of month end, and an income statement and statement of cash flows covering each Borrower's operations during such period; and (c) as soon as available, but in any event within 90 days after the end of Celebrity's fiscal years, consolidated financial statements of Celebrity for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Foothill and certified, without any qualifications, by such accountants to have been prepared in accordance with

GAAP, together with a certificate of such accountants addressed to Foothill stating that such accountants have reviewed Sections 6.1, 6.11, 6.14, 6.15, 7.1, 7.2, 7.4, 7.10, 7.11, 7.12, 7.14, 7.16, 7.18, 7.20, and 7.21 of this
Agreement, insofar as such Sections relate to financial and accounting matters, and that as a result of such review such accountants do not have knowledge of any failure to comply with such Sections on the part of Borrowers. Such audited financial statements shall include a balance sheet, income statement, and statement of cash flows and, if prepared, such accountants' letter to management. All such monthly financial statements required under clause (b) of the first sentence of Section 6.3 shall be prepared on a consolidated basis and shall be accompanied by a consolidating income statement prepared so as to present Celebrity and each of its Subsidiaries separately.

                          Together with the above, Celebrity also shall deliver
to Foothill its Form 10-Q Quarterly Reports, Form 10-K Annual Reports, and Form 8-K Current Reports, and any other filings it makes with the Securities and Exchange Commission, as soon as the same are filed, or any other information that is provided by Celebrity to its shareholders generally, and any other report reasonably requested by Foothill relating to the financial condition of any Borrower.

                          Each month, together with the financial statements
provided pursuant to Section 6.3, such Borrower shall deliver to Foothill a Compliance Certificate signed by its chief financial officer to the effect that: (i) all financial statements delivered or caused to be delivered to Foothill hereunder have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year- end audit adjustments) and fairly present the financial condition of such Borrower, (ii) the representations and warranties of such Borrower contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date), (iii) for each month that also is the date on which a financial covenant in Section 7.20 is to be tested, such Borrower is in compliance at the end of such period with the applicable financial covenants contained in Section 7.20 (and demonstrating such compliance in reasonable detail), and (iv) on the date of delivery of such certificate to Foothill there does not exist any condition or event that constitutes a Default or Event of Default (or, in the case of clauses (i), (ii), or (iii), to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action such Borrower has taken, is taking, or proposes to take with respect thereto).

                          Such Borrower shall issue written instructions to its
independent certified public accountants authorizing them to communicate with Foothill and to release to Foothill whatever financial information concerning such Borrower that Foothill may request. Such Borrower hereby irrevocably authorizes and directs all auditors, accountants, or other third parties to deliver to Foothill, at such Borrower's expense, copies of such Borrower's financial statements, papers related thereto, and other accounting records of any nature in their possession, and to disclose to Foothill any information they may have regarding such Borrower's business affairs and financial conditions.

                 6.4 TAX RETURNS. Deliver to Foothill copies of each of such Borrower's future federal income tax returns, and any amendments thereto, within 30 days of the filing thereof with the Internal Revenue Service.

                 6.5 GUARANTOR REPORTS. Cause any guarantor of any of the Obligations to deliver its annual financial statements (to the extent not included in the financial statements delivered under Section 6.3) at the time when Celebrity provides its audited financial statements to Foothill and copies of all federal income tax returns as soon as the same are available and in any event no later than 30 days after the same are required to be filed by law.

                 6.6 RETURNS. Cause returns and allowances, if any, as between such Borrower and its Account Debtors to be on the same basis and in accordance with the usual customary practices of such Borrower, as they exist at the time of the execution and delivery of this Agreement. If, at a time when no Event of Default has occurred and is continuing, any Account Debtor returns any Inventory to such Borrower, such Borrower promptly shall determine the reason for such return and, if such Borrower accepts such return, issue a credit memorandum (with a copy to be sent to Foothill upon Foothill's request) in the appropriate amount to such Account Debtor. If, at a time when an Event of Default has occurred and is continuing, any Account Debtor returns any Inventory to such Borrower, such Borrower promptly shall determine the reason for such return and, if Foothill consents (which consent shall not be unreasonably withheld), issue a credit memorandum (with a copy to be sent to Foothill upon Foothill's request) in the appropriate amount to such Account Debtor.

                 6.7 TITLE TO EQUIPMENT. Upon Foothill's request, such Borrower immediately shall deliver to Foothill, properly endorsed, any and all evidences of ownership of, certificates of title, or applications for title to any items of its Equipment.

                 6.8 MAINTENANCE OF EQUIPMENT. Maintain its Equipment in good operating condition and repair (ordinary wear and tear excepted), and make all necessary replacements thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved. Other than those items of Equipment that constitute fixtures or accessions on the Closing Date, such Borrower shall not permit any item of its Equipment to become a fixture to real estate or an accession to other property (other than to repair or replace any such fixture or accession), and such Equipment shall at all times remain personal property.

                 6.9 TAXES. Cause all assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against such Borrower or any of its property to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest. Such Borrower shall make due and timely payment or deposit of all such federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Foothill, on demand, appropriate certificates attesting to the payment thereof or deposit with respect thereto. Such Borrower will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Foothill with proof satisfactory to Foothill indicating that such Borrower has made such payments or deposits.

                 6.10     INSURANCE.

                          (a)     At its expense, keep its Personal Property
Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, all as are ordinarily insured against by other owners in similar businesses. Such Borrower also shall maintain business interruption, public liability, product liability, and property damage insurance relating to such Borrower's ownership and use of its Personal Property Collateral, as well as insurance against larceny, embezzlement, and criminal misappropriation.

                          (b)     At its expense, obtain and maintain (i)
insurance of the type necessary to insure the Improvements and Chattels (as such terms are defined in the Mortgages), for the full replacement cost thereof, against any loss by fire, lightning, windstorm, hail, explosion, aircraft, smoke damage, vehicle damage, earthquakes (other than in respect of California or Missouri), elevator collision, and other risks from time to time included under "extended coverage" policies, in such amounts as Foothill may require, but in any event in amounts sufficient to prevent such Borrower from becoming a co-insurer under such policies, (ii) combined single limit bodily injury and property damages insurance against any loss, liability, or damages on, about, or relating to each parcel of Real Property Collateral, in an amount of not less than $1,000,000; and (iii) insurance for such other risks as Foothill may reasonably require. Replacement costs, at Foothill's option, may be redetermined by an insurance appraiser, satisfactory to Foothill, not more frequently than once every 12 months at such Borrower's cost.

                          (c)     Intentionally Deleted.





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
                          (d)     All such policies of insurance shall be in
such form, with such companies, and in such amounts as may be reasonably satisfactory to Foothill. All insurance required herein shall be written by companies which are authorized to do insurance business in the State of California. All hazard insurance and such other insurance as Foothill shall specify, shall contain a California Form 438BFU (NS) mortgagee endorsement, or an equivalent endorsement satisfactory to Foothill, showing Foothill as a loss payee thereof, and shall contain a waiver of warranties. Every policy of insurance referred to in this Section 6.10 shall contain an agreement by the insurer that it will not cancel such policy except after 30 days prior written notice to Foothill and that any loss payable thereunder shall be payable notwithstanding any act or negligence of such Borrower or Foothill which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment and notwithstanding (i) occupancy or use of the Real Property Collateral for purposes more hazardous than permitted by the terms of such policy, (ii) any foreclosure or other action or proceeding taken by Foothill pursuant to the Mortgages upon the happening of an Event of Default, or (iii) any change in title or ownership of the Real Property Collateral. Such Borrower shall deliver to Foothill certified copies of such policies of insurance and evidence of the payment of all premiums therefor.

                          (e)     Certificates satisfactory to Foothill
evidencing such insurance shall be delivered to Foothill at least 30 days prior to the expiration of the existing or preceding policies. Such Borrower shall give Foothill prompt notice of any single loss (in excess of $25,000) covered by such insurance. Foothill shall have the exclusive right to adjust any losses in excess of $25,000 (or, if an Event of Default has occurred and is continuing, or Foothill deems itself insecure, to adjust all losses) payable under any such insurance policies without any liability to such Borrower whatsoever in respect of such adjustments. Any monies received as payment for any loss under any insurance policy including the insurance policies mentioned above, shall be paid over to Foothill to be applied at the option of Foothill either to the prepayment of the Obligations without premium, in such order or manner as Foothill may elect, or shall be disbursed to such Borrower under stage payment terms satisfactory to Foothill for application to the cost of repairs, replacements, or restorations. All repairs, replacements, or restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items or property destroyed prior to such damage or destruction. Upon the occurrence of an Event of Default, Foothill shall have the right to apply all prepaid premiums to the payment of the Obligations in such order or form as Foothill shall determine.

                          (f)     Such Borrower shall not take out separate
insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 6.10, unless Foothill is included thereon as named insured with the loss payable to Foothill under a standard California 438BFU (NS) Mortgagee endorsement, or its local equivalent. Such Borrower immediately shall notify Foothill whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and originals of such policies immediately shall be provided to Foothill.

                 6.11 NO SETOFFS OR COUNTERCLAIMS. Make payments hereunder and under the other Loan Documents by or on behalf of such Borrower without setoff or counterclaim and free and clear of, and without deduction or withholding for or on account of, any federal, state, or local taxes.

                 6.12 LOCATION OF INVENTORY AND EQUIPMENT. Keep its Inventory (other than In-Transit Inventory) and Equipment only at the locations identified on Schedule 6.12 (or in transit between them); provided, however, that Borrowers may amend Schedule 6.12 so long as such amendment occurs by written notice to Foothill not less than 30 days prior to the date on which the Inventory or Equipment of Borrowers is moved to such new location, so long as such new location is within the continental United States, and so long as, at the time of such written notification, Borrowers provide any financing statements or fixture filings necessary to perfect and continue perfected Foothill's security interests in such assets and also provides to Foothill a Collateral Access Agreement.

                 6.13 COMPLIANCE WITH LAWS. Comply with the requirements of all applicable laws, rules, regulations, and orders of any governmental authority, including the Fair Labor Standards Act and the Americans With Disabilities Act, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, would not have and could not reasonably be expected to cause a Material Adverse Change.

                 6.14     EMPLOYEE BENEFITS.

                          (a)     Deliver to Foothill:  (i) promptly, and in
any event within 10 Business Days after such Borrower or any of its Subsidiaries knows or has reason to know that an ERISA Event has occurred that reasonably could be expected to result in a Material Adverse Change, a written statement of the chief financial officer of such Borrower describing such ERISA Event and any action that is being taking with respect thereto by such Borrower, any such Subsidiary or ERISA Affiliate, and any action taken or threatened by the IRS, Department of Labor, or PBGC. Such Borrower or such Subsidiary, as applicable, shall be deemed to know all facts known by the administrator of any Benefit Plan of which it is the plan sponsor, (ii) promptly, and in any event within 3 Business Days after the filing thereof with the IRS, a copy of each funding waiver request filed with respect to any Benefit Plan and all communications received by such Borrower, any of its Subsidiaries or, to the knowledge of such Borrower, any ERISA Affiliate with respect to such request, and (iii) promptly, and in any event within 3

Business Days after receipt by such Borrower, any of its Subsidiaries or, to the knowledge of such Borrower, any ERISA Affiliate, of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice.

                          (b)     Cause to be delivered to Foothill, upon
Foothill's request, each of the following: (i) a copy of each Plan (or, where any such plan is not in writing, complete description thereof) (and if applicable, related trust agreements or other funding instruments) and all amendments thereto, all written interpretations thereof and written descriptions thereof that have been distributed to employees or former employees of such Borrower or its Subsidiaries; (ii) the most recent determination letter issued by the IRS with respect to each Benefit Plan; (iii) for the three most recent plan years, annual reports on Form 5500 Series required to be filed with any governmental agency for each Benefit Plan; (iv) all actuarial reports prepared for the last three plan years for each Benefit Plan; (v) a listing of all Multiemployer Plans, with the aggregate amount of the most recent annual contributions required to be made by such Borrower or any ERISA Affiliate to each such plan and copies of the collective bargaining agreements requiring such contributions; (vi) any information that has been provided to such Borrower or any ERISA Affiliate regarding withdrawal liability under any Multiemployer Plan; and (vii) the aggregate amount of the most recent annual payments made to former employees of such Borrower or its Subsidiaries under any Retiree Health Plan.

                 6.15 LEASES. Pay when due all rents and other amounts payable under any leases to which such Borrower is a party or by which such Borrower's properties and assets are bound, unless such payments are the subject of a Permitted Protest. To the extent that such Borrower fails timely to make payment of such rents and other amounts payable when due under its leases, Foothill shall be entitled, in its discretion, to reserve an amount equal to such unpaid amounts against the Borrowing Base.

         7.      NEGATIVE COVENANTS.

                 Each Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, such Borrower will not do any of the following:

                 7.1 INDEBTEDNESS. Create, incur, assume, permit, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness to any Person other than a Borrower, except:

                          (a)     Indebtedness evidenced by this Agreement,
together with Indebtedness to issuers of letters of credit that is the subject of L/C Guarantees;

                          (b)     Indebtedness set forth in the latest
financial statements of Borrowers submitted to Foothill on or prior to the Closing Date, or in Schedule 7.1;

                          (c)     Indebtedness secured by Permitted Liens;

                          (d)     the guaranty of Indebtedness of Celebrity
Hong Kong, which shall not exceed $7,000,000 outstanding at any one time; and

                          (e)     refinancings, renewals, or extensions of
Indebtedness permitted under clauses (b), (c) or (d) of this Section 7.1 (and continuance or renewal of any Permitted Liens associated therewith) so long as:
(i) the terms and conditions of such refinancings, renewals, or extensions do not materially impair the prospects of repayment of the Obligations by Borrowers, (ii) the net cash proceeds of such refinancings, renewals, or extensions do not result in an increase in the aggregate principal amount of the Indebtedness so refinanced, renewed, or extended, (iii) such refinancings, renewals, refundings, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, and (iv) to the extent that Indebtedness that is refinanced was subordinated in right of payment to the Obligations, then the subordination terms and conditions of the refinancing Indebtedness must be at least as favorable to Foothill as those applicable to the refinanced Indebtedness.

                 7.2 LIENS. Create, incur, assume, or permit to exist, directly or indirectly, any Lien on or with respect to any of its property or assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens (including Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is refinanced under Section 7.1(e) and so long as the replacement Liens only encumber those assets or property that secured the original Indebtedness).

                 7.3 RESTRICTIONS ON FUNDAMENTAL CHANGES. Enter into any merger, consolidation, reorganization, or recapitalization (other than reverse stock splits), or reclassify its capital stock, or liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, assign, lease, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its property or assets; provided, however, that any Borrower may be merged or liquidated into any other Borrower upon 30 day's advance written notice to Foothill.

                 7.4 DISPOSAL OF ASSETS. Sell, lease, assign, transfer, or otherwise dispose of any of such Borrower's properties or assets other than:
(a) sales of Inventory to buyers in the ordinary course of such Borrower's business as currently conducted; (b) Permitted Sale/Leasebacks; and (c) Permitted Equipment Dispositions.

                 7.5 CHANGE NAME. Change such Borrower's name, FEIN, corporate structure (within the meaning of Section 9402(7) of the Code), or identity, or add any new fictitious name.

                 7.6 GUARANTEE. Guarantee or otherwise become in any way liable with respect to the obligations of any third Person except (a) as permitted by Section 7.1, and (b) by endorsement of instruments or items of payment for deposit to the account of such Borrower or which are transmitted or turned over to Foothill.

                 7.7 NATURE OF BUSINESS. Make any change in the principal nature of such Borrower's business.

                 7.8      PREPAYMENTS AND AMENDMENTS.

                          (a)     Except (i) in connection with a refinancing
permitted by Section 7.1(e); (ii) prepayments of the Senior Real Estate Loan from a Permitted Sale/Leaseback and (iii) in connection with Permitted Equipment Dispositions, prepay, redeem, retire, defease, purchase, or otherwise acquire any Indebtedness owing to any third Person, other than the Obligations in accordance with this Agreement and the repayment of the $500,000 Indebtedness owing to RHP Management, LLC, in monthly installments not to exceed $125,000 each, pursuant to the terms of the Subordination Agreement, and

                          (b)     Directly or indirectly, amend, modify, alter,
increase, or change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness for borrowed money.

                 7.9 CHANGE OF CONTROL. Cause, permit, or suffer, directly or indirectly, any Change of Control.

                 7.10 CONSIGNMENTS. Consign any Inventory or sell any of its Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale.

                 7.11 DISTRIBUTIONS. Make any distribution or declare or pay any dividends (in cash or other property, other than capital stock) on, or purchase, acquire, redeem, or retire any of such Borrower's capital stock, of any class, whether now or hereafter outstanding, except for (i) dividends payable to a Borrower; (ii) purchases, acquisitions, or redemptions of a Borrower's stock from, or retirements of a Borrower's stock held by, another Borrower; and (iii) the repurchase of up to $175,000 of common stock pursuant to existing stock purchase obligations.

                 7.12 ACCOUNTING METHODS. Modify or change its method of accounting or enter into, modify, or terminate any agreement whether currently existing or at any time hereafter entered into, with any third party accounting firm or service bureau for the preparation or storage of such Borrower's accounting records without said accounting firm or service bureau agreeing to provide Foothill information regarding the Collateral or such Borrower's financial condition. Such Borrower waives the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any information requested by Foothill pursuant to or in accordance with this Agreement, and agrees that Foothill may contact directly any such accounting firm or service bureau in order to obtain such information.

                 7.13 INVESTMENTS. Directly or indirectly make, acquire, or incur any liabilities (including contingent obligations) for or in connection with (a) the acquisition of the securities (whether debt or equity) of, or other interests in, a Person (other than a Borrower), (b) loans, advances, capital contributions, or transfers of property to a Person (other than a Borrower), or (c) the acquisition of all or substantially all of the properties or assets of a Person (other than a Borrower), except for (i) trade credit in the ordinary course; and (ii) up to $50,000 per month of advances to employees for expenses in the ordinary course of business.

                 7.14 TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of such Borrower (other than another Borrower) except for transactions that are in the ordinary course of such Borrower's business, upon fair and reasonable terms, that are fully disclosed to Foothill, and that are no less favorable to such Borrower than would be obtained in an arm's length transaction with a non-Affiliate.

                 7.15 SUSPENSION. Suspend or go out of a substantial portion of its business.

                 7.16     INTENTIONALLY DELETED.

                 7.17 USE OF PROCEEDS. Use the proceeds of the Advances and the Term Loan made hereunder for any purpose other than (a) on the Closing Date, (i) to repay in full the outstanding principal, accrued interest, and accrued fees and expenses owing to Existing Lender, and (ii) to pay transactional costs and expenses incurred in connection with this Agreement, and (b) thereafter, consistent with the terms and conditions hereof, for its lawful and permitted corporate purposes.

                 7.18 CHANGE IN LOCATION OF CHIEF EXECUTIVE OFFICE; INVENTORY AND EQUIPMENT WITH BAILEES. Relocate its chief executive office to a new location without providing 30 days prior written notification thereof to Foothill and so long as, at the time of such written notification, such Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected Foothill's security interests and also provides to Foothill a Collateral Access Agreement with respect to such new location. The Inventory and Equipment of such Borrower shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without Foothill's prior written consent.

                 7.19 NO PROHIBITED TRANSACTIONS UNDER ERISA. Directly or indirectly:

                          (a)     engage, or permit any Subsidiary of such
Borrower to engage, in any prohibited transaction which is reasonably likely to result in a civil penalty or excise tax described in Sections 406 of ERISA or 4975 of the IRC for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the Department of Labor;

                          (b)     permit to exist with respect to any Benefit
Plan any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the IRC), whether or not waived;

                          (c)     fail, or permit any Subsidiary of such
Borrower to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Benefit Plan;

                          (d)     terminate, or permit any Subsidiary of such
Borrower to terminate, any Benefit Plan where such event would result in any liability of such Borrower, any of its Subsidiaries or any ERISA Affiliate under Title IV of ERISA;

                          (e)     fail, or permit any Subsidiary of such
Borrower to fail, to make any required contribution or payment to any Multiemployer Plan;

                          (f)     fail, or permit any Subsidiary of such
Borrower to fail, to pay any required installment or any other payment required under Section 412 of the IRC on or before the due date for such installment or other payment;

                          (g)     amend, or permit any Subsidiary of such
Borrower to amend, a Plan resulting in an increase in current liability for the plan year such that either of such Borrower, any Subsidiary of such Borrower or any ERISA Affiliate is required to provide security to such Plan under Section 401(a)(29) of the IRC; or

                          (h)     withdraw, or permit any Subsidiary of such
Borrower to withdraw, from any Multiemployer Plan where such withdrawal is reasonably likely to result in any liability of any such entity under Title IV of ERISA;

which, individually or in the aggregate, results in or reasonably would be expected to result in a claim against or liability of such Borrower, any of its Subsidiaries or any ERISA Affiliate in excess of $100,000.

                 7.20 FINANCIAL COVENANTS. Have Celebrity fail to maintain:

                          (a)     [Intentionally Deleted.]

                          (b)     [Intentionally Deleted.]

                          (c)     Tangible Net Worth.  Tangible Net Worth of at
least the following amounts as of the end of the following dates:

                          Date                     Minimum Tangible Net Worth
                          ----                     --------------------------
                 February 28, 1998                          $13,000,000
                 March 31, 1998                             $13,000,000

Borrowers acknowledge that Foothill will establish appropriate levels for this financial covenant for quarterly periods beyond March 31, 1998 upon receipt and approval of the Borrowers' business plan required under Section 3.3 (e). Such extensions of this financial covenant will be determined by Foothill in its reasonable credit judgment (based on no more than 85% of projected performance) and this Section 7.20 will be amended accordingly upon Foothill's notification to Celebrity of such levels without any requirement of Borrowers' further consent thereto.

                          (d)     EBITDA.  EBITDA of at least the following
amounts for the 12 month periods ending on the following dates:

                       Ending                      Minimum EBITDA
                       ------                      --------------
                 February 28, 1998                  $1,500,000
                 March 31, 1998                     $1,500,000

Borrowers acknowledge that Foothill will establish appropriate levels for this financial covenant for quarterly periods beyond March 31, 1998 upon receipt and approval of the Borrowers' business plan required under Section 3.3 (e). Such extensions of this financial covenant will be determined by Foothill in its reasonable credit judgment (based on no more than 85% of projected performance) and this Section 7.20 will be amended accordingly upon Foothill's notification to Celebrity of such levels without any requirement of Borrowers' further consent thereto.

                 7.21 CAPITAL EXPENDITURES. Borrowers shall, in the aggregate, make capital expenditures in any fiscal year in excess of $2,000,000.

         8.      EVENTS OF DEFAULT.

                 Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:

                 8.1 If Borrowers fail to pay when due and payable or when declared due and payable, any portion of the Obligations (whether of principal, interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), fees and charges due Foothill, reimbursement of Foothill Expenses, or other amounts constituting Obligations);

                 8.2 If any Borrower fails to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between such Borrower and Foothill; provided, however, that Borrowers' failure to perform, keep, or observe the terms of Sections 6.2, 6.3, 6.4, 6.7, 6.8, 6.13 or 6.15 shall not constitute an Event of Default unless such failure continues for five days or more;

                 8.3      If there is a Material Adverse Change;

                 8.4 If any material portion of any Borrower's properties or assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any third Person;

                 8.5 If an Insolvency Proceeding is commenced by any Borrower;

                 8.6 If an Insolvency Proceeding is commenced against any Borrower and any of the following events occur: (a) such Borrower consents to the institution of the Insolvency Proceeding against it; (b) the petition commencing the Insolvency Proceeding is not timely controverted; (c) the petition commencing the Insolvency Proceeding is not dismissed within 45 calendar days of the date of the filing thereof; provided, however, that, during the pendency of such period, Foothill shall be relieved of its obligation to extend credit hereunder; (d) an interim trustee is appointed to take possession of all or a substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, such Borrower; or (e) an order for relief shall have been issued or entered therein;

                 8.7 If any Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

                 8.8 If a notice of Lien, levy, or assessment (other than a Permitted Lien) is filed of record with respect to any of any Borrower's properties or assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien (other than a Permitted Lien), whether choate or otherwise, upon any of such Borrower's properties or assets and the same is not paid on the payment date thereof; provided, however, that no such notice of Lien, levy, or assessment, and no such Lien, shall constitute an Event of Default under this Section 8.8 to the extent that Borrower is diligently pursuing the cure thereof by appropriate means and that (a) the aggregate amount in respect of all such Liens or notices under this provision is less than $50,000, (b) such Lien, levy, or assessment is not a federal tax lien, and (c) such Lien, levy, or assessment is satisfied within 30 days of the date that it arose; provided further, however, that Foothill may establish a reserve as provided under Section 10 during the pendency of such period;

                 8.9 If a judgment or other claim becomes a Lien or encumbrance upon any material portion of any Borrower's properties or assets; provided, however, that no such Lien or encumbrance shall constitute an Event of Default under this Section 8.9 to the extent that Borrower is diligently pursuing the cure thereof by appropriate means and that (a) the aggregate amount of all judgments and claims subject to such Liens or encumbrances does not exceed at any one time $50,000; and (b) such Lien or encumbrance is satisfied or released within 30 days of the date thereof or has been and remains stayed pending appeal; provided further, however, that Foothill may establish a reserve as provided in Section 10 during the pendency of such period;

                 8.10 If there is a default in any agreement concerning Indebtedness of more than $100,000 or any other material agreement to which any Borrower is a party with one or more third Persons and such default (a) occurs at the final maturity of the obligations thereunder, or (b) results in a right by such third Person(s), irrespective of whether exercised, to accelerate the maturity of such Borrower's obligations thereunder or terminate such contract;

                 8.11 If any Borrower makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness;

                 8.12 If any material misstatement or misrepresentation exists now or hereafter in any warranty, representation, statement, or report made to Foothill by any Borrower or any officer, employee, agent, or director of any Borrower, or if any such warranty or representation is withdrawn in any material respect; or

                 8.13 If the obligation of any guarantor under its guaranty, of RHP Management, LLC under the Subordination Agreement, or of other third Person under any Loan Document is breached, limited or terminated by operation of law or by the guarantor, the subordinating creditor, or other third Person thereunder, or any such guarantor, such subordinating creditor or other third Person becomes the subject of an Insolvency Proceeding.

         9.      FOOTHILL'S RIGHTS AND REMEDIES.

                 9.1 RIGHTS AND REMEDIES. Upon the occurrence, and during the continuation, of an Event of Default Foothill may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrowers:

                          (a)     Declare all Obligations, whether evidenced by
this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

                          (b)     Cease advancing money or extending credit to
or for the benefit of Borrowers under this Agreement, under any of the Loan Documents, or under any other agreement between Borrowers and Foothill;

                          (c)     Terminate this Agreement and any of the other
Loan Documents as to any future liability or obligation of Foothill, but without affecting Foothill's rights and security interests in the Personal Property Collateral or the Real Property Collateral and without affecting the Obligations;

                          (d)     Settle or adjust disputes and claims directly
with Account Debtors for amounts and upon terms which Foothill considers advisable, and in such cases, Foothill will credit Borrowers' Loan Account with only the net amounts received by Foothill in payment of such disputed Accounts after deducting all Foothill Expenses incurred or expended in connection therewith;

                          (e)     Cause Borrowers to hold all of their returned
Inventory in trust for Foothill, segregate all such returned Inventory from all other property of any Borrower or in any Borrower's possession and conspicuously label said returned Inventory as the property of Foothill;

                          (f)     Without notice to or demand upon any Borrower
or any guarantor, make such payments and do such acts as Foothill considers necessary or reasonable to protect its security interests in the Collateral. Borrowers agree to assemble the Personal Property Collateral if Foothill so requires, and to make the Personal Property

Collateral available to Foothill as Foothill may designate. Each Borrower authorizes Foothill to enter the premises where the Personal Property Collateral is located, to take and maintain possession of the Personal Property Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or Lien that in Foothill's determination appears to conflict with its security interests and to pay all expenses incurred in connection therewith. With respect to any of Borrowers' owned or leased premises, each Borrower hereby grants Foothill a license to enter into possession of such premises and to occupy the same, without charge, for up to 120 days in order to exercise any of Foothill's rights or remedies provided herein, at law, in equity, or otherwise;

                          (g)     Without notice to any Borrower (such notice
being expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of Section 9505 of the Code), set off and apply to the Obligations any and all (i) balances and deposits of any Borrower held by Foothill (including any amounts received in the Lockbox Accounts), or (ii) indebtedness at any time owing to or for the credit or the account of any Borrower held by Foothill;

                          (h)     Hold, as cash collateral, any and all
balances and deposits of any Borrower held by Foothill, and any amounts received in the Lockbox Accounts, to secure the full and final repayment of all of the Obligations;

                          (i)     Ship, reclaim, recover, store, finish,
maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Personal Property Collateral. Foothill is hereby granted a license or other right to use, without charge, any Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Personal Property Collateral, in completing production of, advertising for sale, and selling any Personal Property Collateral and each Borrower's rights under all licenses and all franchise agreements shall inure to Foothill's benefit;

                          (j)     Sell the Personal Property Collateral at
either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including any Borrower's premises) as Foothill determines is commercially reasonable. It is not necessary that the Personal Property Collateral be present at any such sale;

                          (k)     Foothill shall give notice of the disposition
of the Personal Property Collateral as follows:

                                  (1)      Foothill shall give Borrowers and
each holder of a security interest in the Personal Property Collateral who has filed with Foothill a written request for notice, a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Personal Property Collateral, then the time on or after which the private sale or other disposition is to be made;

                                  (2)      The notice shall be personally
delivered or mailed, postage prepaid, to Borrowers as provided in Section 12, at least 5 days before the date fixed for the sale, or at least 5 days before the date on or after which the private sale or other disposition is to be made; no notice needs to be given prior to the disposition of any portion of the Personal Property Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market. Notice to Persons other than Borrowers claiming an interest in the Personal Property Collateral shall be sent to such addresses as they have furnished to Foothill;

                                  (3)      If the sale is to be a public sale,
Foothill also shall give notice of the time and place by publishing a notice one time at least 5 days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held;

                          (l)     Foothill may credit bid and purchase at any
public sale; and

                          (m)     Any deficiency that exists after disposition
of the Personal Property Collateral as provided above will be paid immediately by Borrowers. Any excess will be returned, without interest and subject to the rights of third Persons, by Foothill to Borrowers.

                 9.2 REMEDIES CUMULATIVE. Foothill's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Foothill shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Foothill of one right or remedy shall be deemed an election, and no waiver by Foothill of any Event of Default shall be deemed a continuing waiver. No delay by Foothill shall constitute a waiver, election, or acquiescence by it.

         10.     TAXES AND EXPENSES.

                 If any Borrower fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, to the extent that Foothill determines that such failure by such Borrower could result in a Material Adverse Change, in its discretion and without prior notice to

Borrowers, Foothill may do any or all of the following: (a) make payment of the same or any part thereof unless such payment obligations are subject of a Permitted Protest; (b) set up such reserves in Borrowers' Loan Account as Foothill deems necessary to protect Foothill from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type described in
Section 6.10, and take any action with respect to such policies as Foothill deems prudent. Any such amounts paid by Foothill shall constitute Foothill Expenses. Any such payments made by Foothill shall not constitute an agreement by Foothill to make similar payments in the future or a waiver by Foothill of any Event of Default under this Agreement. Foothill need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

         11.     WAIVERS; INDEMNIFICATION.

                 11.1 DEMAND; PROTEST; ETC. Each Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Foothill on which such Borrower may in any way be liable.

                 11.2 FOOTHILL'S LIABILITY FOR COLLATERAL. So long as Foothill complies with its obligations, if any, under Section 9207 of the Code, Foothill shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person. All risk of loss, damage, or destruction of the Collateral shall be borne by Borrowers.

                 11.3 INDEMNIFICATION. Borrowers shall pay, indemnify, defend, and hold Foothill, each Participant, and each of their respective officers, directors, employees, counsel, agents, and attorneys-in-fact (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them in connection with or as a result of or related to the execution, delivery, enforcement, performance, and administration (including any of the foregoing arising out of the administration of the credit facilities hereunder on a joint borrowing basis) of this Agreement and any other Loan Documents or the transactions contemplated herein, and with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan

Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). Borrowers shall have no obligation to any Indemnified Person under this Section 11.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations.

                 11.4     JOINT BORROWERS.

                          (a)     Each Borrower agrees that it is jointly and
severally, directly and primarily liable to Foothill for payment in full of all Obligations, whether for principal, interest or otherwise and that such liability is independent of the duties, obligations, and liabilities of the other Borrowers. Foothill may bring a separate action or actions on each, any, or all of the Obligations against any Borrower, whether action is brought against the other Borrowers or whether the other Borrowers are joined in such action. In the event that any Borrower fails to make any payment of any Obligations on or before the due date thereof, the other Borrowers immediately shall cause such payment to be made or each of such Obligations to be performed, kept, observed, or fulfilled.

                          (b)     The Loan Documents are a primary and original
obligation of each Borrower, are not the creation of a surety relationship, and are an absolute, unconditional, and continuing promise of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the Loan Documents. Each Borrower agrees that its liability under the Loan Documents shall be immediate and shall not be contingent upon the exercise or enforcement by Foothill of whatever remedies it may have against the other Borrowers, or the enforcement of any lien or realization upon any security Foothill may at any time possess. Each Borrower consents and agrees that Foothill shall be under no obligation (under Section 2899 or 3433 of the California Civil Code or otherwise) to marshal any assets of any Borrower against or in payment of any or all of the Obligations.

                          (c)     Each Borrower acknowledges that it is
presently informed as to the financial condition of the other Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Borrower hereby covenants that it will continue to keep informed as to the financial condition of the other Borrowers, the status of the other Borrowers and of all circumstances which bear upon the risk of nonpayment of the Obligations. Absent a written request from any Borrower to Foothill for information, such Borrower hereby waives any and all rights it may have to require Foothill to disclose to such Borrower any information which Foothill may now or hereafter acquire concerning the condition or circumstances of the other Borrowers.

                          (d)     The liability of each Borrower under the Loan
Documents includes Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Obligations after prior Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, each Borrower hereby waives any right to revoke its liability under the Loan Documents as to future indebtedness, and in connection therewith, each Borrower hereby waives any rights it may have under Section 2815 of the California Civil Code. If such a revocation is effective notwithstanding the foregoing waiver, each Borrower acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Foothill, (b) no such revocation shall apply to any Obligations in existence on such date (including, any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Foothill in existence on the date of such revocation, (d) no payment by such Borrower or from any other source prior to the date of such revocation shall reduce the maximum obligation of the other Borrowers hereunder, and (e) any payment by such Borrower or from any source other than Borrowers, subsequent to the date of such revocation, shall first be applied to that portion of the Obligations as to which the revocation is effective and which are not, therefore, guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligation of each Borrower hereunder.

                          (e)     (i)      Each Borrower absolutely,
unconditionally, knowingly, and expressly waives:

                                  (1)      (A) notice of acceptance hereof; (B)
         notice of any loans or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Obligations; (C) notice of the amount of the Obligations, subject, however, to each Borrower's right to make inquiry of Foothill to ascertain the amount of the Obligations at any reasonable time; (D) notice of any adverse change in the financial condition of the other Borrowers or of any other fact that might increase such Borrower's risk hereunder; (E) notice of presentment for payment, demand, protest, and notice thereof as to any instruments among the Loan Documents; and (F) all notices (except if such notice is specifically required to be given to Borrowers hereunder or under the Loan Documents) and demands to which such Borrower might otherwise be entitled.

                                  (2)      its right, under Sections 2845 or
         2850 of the California Civil Code, or otherwise, to require Foothill to institute suit against, or to exhaust any rights and remedies which Foothill has or may have against, the other Borrowers or any third party, or against any Collateral provided by the other Borrowers, or
         any third party.   In this regard, each Borrower agrees that it is
         bound to the payment of all Obligations, whether now existing or hereafter accruing, as fully as if such Obligations were directly owing to Foothill by such Borrower. Each Borrower further waives any defense arising by reason of any disability or other defense (other than the defense that the Obligations shall have been fully and finally performed and indefeasibly paid) of the other Borrowers or by reason of the cessation from any cause whatsoever of the liability of the other Borrowers in respect thereof.

                                  (3)      (A) any rights to assert against
         Foothill any defense (legal or equitable), set-off, counterclaim, or claim which such Borrower may now or at any time hereafter have against the other Borrowers or any other party liable to Foothill; (B) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or any security therefor; (C) any defense such Borrower has to performance hereunder, and any right such Borrower has to be exonerated, provided by Sections 2819, 2822, or 2825 of the California Civil Code, or otherwise, arising by reason of: the impairment or suspension of Foothill's rights or remedies against the other Borrowers; the alteration by Foothill of the Obligations; any discharge of the other Borrowers' obligations to Foothill by operation of law as a result of Foothill's intervention or omission; or the acceptance by Foothill of anything in partial satisfaction of the Obligations; (D) the benefit of any statute of limitations affecting such Borrower's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Borrower's liability hereunder.

                          (ii)    Each Borrower absolutely, unconditionally,
knowingly, and expressly waives any defense arising by reason of or deriving from (i) any claim or defense based upon an election of remedies by Foothill including any defense based upon an election of remedies by Foothill under the provisions of Sections 580a, 580b, 580d, and 726 of the California Code of Civil Procedure or any similar law of California or any other jurisdiction; or
(ii) any election by Foothill under Bankruptcy Code Section 1111(b) to limit the amount of, or any collateral securing, its claim against the Borrowers. Pursuant to California Civil Code Section 2856(b):

                                  "Each Borrower waives all rights and defenses
                 arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed such Borrower's rights of subrogation and reimbursement against the other Borrowers by the operation of Section 580(d) of the California Code of Civil Procedure or otherwise.

                                  "Each Borrower waives all rights and defenses
                 arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed such Borrower's rights of subrogation and reimbursement against the other Borrowers by the operation of Section 580(d) of the California Code of Civil Procedure or otherwise."

                                  "Each Borrower waives all rights and defenses
                 that Guarantor may have because another Borrower's Obligations are secured by real property. This means, among other things:

                                  "(1)     Foothill may collect from such
                          Borrower without first foreclosing on any real or personal property collateral pledged by another Borrower.

                                  "(2)     If Foothill forecloses on any real
                          property collateral pledged by another Borrower:

                                        (A)     The amount of the Obligations
                          may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                                        (B)     Foothill may collect from such
                          Borrower even if Foothill, by foreclosing on the real property collateral, has destroyed any right such Borrower may have to collect from another Borrower.

                                  "This is an unconditional and irrevocable
                          waiver of any rights and defenses such Borrower may have because the Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon
                          Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure."

If any of the Obligations at any time is secured by a mortgage or deed of trust upon real property, Foothill may elect, in its sole discretion, upon a default with respect to the Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing the Loan Documents, without diminishing or affecting the liability of any Borrower hereunder except to the extent the Obligations are repaid with the proceeds of such foreclosure. Each Borrower understands that (a) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures, an election by Foothill nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of such Borrower against the other Borrowers or other guarantors or sureties, and
(b) absent the waiver given by such Borrower, such an election would prevent Foothill from enforcing the Loan Documents against such Borrower.
Understanding the foregoing, and understanding that such Borrower is hereby relinquishing a defense to the enforceability of the Loan Documents, such Borrower hereby waives any right to assert against Foothill any defense to the enforcement of the Loan Documents, whether denominated "estoppel" or otherwise, based on or arising from an election by Foothill nonjudicially to foreclose any such mortgage or deed of trust. Each Borrower understands that the effect of the foregoing waiver may be that each Borrower may have liability hereunder for amounts with respect to which such Borrower may be left without rights of subrogation, reimbursement, contribution, or indemnity against the other Borrower or other guarantors or sureties. Each Borrower also agrees that the "fair market value" provisions of Section 580a of the California Code of Civil Procedure shall have no applicability with respect to the determination of such Borrower's liability under the Loan Documents.

                          (iii)   Until such time as all Obligations have been
fully, finally, and indefeasibly paid in full, in cash, each Borrower hereby absolutely, unconditionally, knowingly, and expressly postpones: (1) any right of subrogation such Borrower has or may have as against the other Borrowers with respect to the Obligations; (2) any right to proceed against the other Borrowers or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which such Borrower may now have or hereafter have as against the other Borrowers with respect to the Obligations; and (3) any right to proceed or seek recourse against or with respect to any property or asset of the other Borrowers.

                          (iv)    WITHOUT LIMITING THE GENERALITY OF ANY OTHER
WAIVER OR OTHER PROVISION SET FORTH IN THIS SECTION 11.4, EACH BORROWER HEREBY ABSOLUTELY, KNOWINGLY, UNCONDITIONALLY, AND EXPRESSLY WAIVES AND AGREES NOT TO ASSERT ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR

INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2825, 2839, 2845, 2848, 2849, AND
2850, CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580A, 580B, 580C, 580D, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE.

                          (f)     Each Borrower consents and agrees that,
without notice to or by such Borrower, and without affecting or impairing the liability of such Borrower hereunder, Foothill may, by action or inaction:

                                  (i)      compromise, settle, extend the
                                           duration or the time for the payment
                                           of, or discharge the performance of,
                                           or may refuse to or otherwise not
                                           enforce the Loan Documents, or any
                                           part thereof, with respect to the
                                           other Borrowers;

                                  (ii) release the other Borrowers or grant other indulgences to the other Borrowers in respect thereof; or

                                  (iii) release or substitute any guarantor, if any, of the Obligations, or enforce, exchange, release, or waive any security for the Obligations or any guaranty of the Obligations, or any portion thereof.

                          (g)     Foothill shall have the right to seek
recourse against each Borrower to the fullest extent provided for herein, and no election by Foothill to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Foothill's right to proceed in any other form of action or proceeding or against other parties unless Foothill has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Foothill under the Loan Documents shall serve to diminish the liability of any Borrower thereunder except to the extent that Foothill finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

                          (h)     The Obligations shall not be considered
indefeasibly paid for purposes of this Section 11.4 unless and until all payments to Foothill are no longer subject to any right on the part of any person, including any Borrower, any Borrower as a debtor in possession, or any trustee (whether appointed pursuant to 11 U.S.C., or otherwise) of any Borrower's assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. Upon such full and final performance and indefeasible payment of the Obligations, Foothill shall have no obligation whatsoever to transfer or assign its interest in the Loan Documents to any Borrower. In the event that, for any reason, any portion of such payments to Foothill is set aside or restored, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made, and each Borrower shall be liable for the full amount Foothill is required to repay plus any and all costs and expenses (including attorneys' fees and attorneys' fees incurred pursuant to 11 U.S.C.) paid by Foothill in connection therewith.

                 Borrowers and each of them warrant and agree that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Borrowers otherwise may have against other Borrowers, the Lender Group or others, or against Collateral. If any of the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

         12.     NOTICES.

                 Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, or telefacsimile to Borrower or to Foothill, as the case may be, at its address set forth below:

         IF TO BORROWERS:                  C/O CELEBRITY, INC.
                 MAILING ADDRESS:          P.O. Box 6666
                                           Tyler, Texas 75711
                                           Attn:  Robert H. Patterson, Jr.

                 PHYSICAL DELIVERY
                 ADDRESS:                  4520 Old Troup Highway
                                           Tyler, Texas 75707
                                           Attn:    Robert H. Patterson, Jr.
                                           Fax No.  903.509.3631

                 WITH COPIES TO:       THOMPSON & KNIGHT, P.C.
                                       1700 Pacific Avenue, Suite 3300
                                       Dallas, Texas 75201
                                       Attn: Fred W. Fulton, Esq.
                                       Fax No.  214.969.1751

                 IF TO FOOTHILL:       FOOTHILL CAPITAL CORPORATION
                                       11111 Santa Monica Boulevard
                                       Suite 1500
                                       Los Angeles, California 90025-3333
                                       Attn:  Business Finance Division Manager
                                       Fax No. 310.478.9788

                 WITH COPIES TO:       BUCHALTER, NEMER, FIELDS &
                                       YOUNGER
                                       601 South Figueroa, Suite 2400
                                       Los Angeles, California 90017
                                       Attn: Robert C. Colton, Esq.
                                       Fax No. 213.896.0400

                 The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this Section 12, other than notices by Foothill in connection with Sections 9504 or 9505 of the Code, shall be deemed received on the earlier of the date of actual receipt or 3 days after the deposit thereof in the mail. Each Borrower acknowledges and agrees that notices sent by Foothill in connection with Sections 9504 or 9505 of the Code shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by law, transmitted by telefacsimile or other similar method set forth above.

         13.     CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

                 THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN AN ANOTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND

THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF FOOTHILL, IN ANY OTHER COURT IN WHICH FOOTHILL SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH BORROWER AND FOOTHILL WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 13. EACH BORROWER AND FOOTHILL HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH BORROWER AND FOOTHILL REPRESENTS THAT THEY HAVE REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         14.     DESTRUCTION OF BORROWERS' DOCUMENTS.

                 All documents, schedules, invoices, agings, or other papers delivered to Foothill may be destroyed or otherwise disposed of by Foothill 4 months after they are delivered to or received by Foothill, unless Borrowers request, in writing, the return of said documents, schedules, or other papers and makes arrangements, at Borrowers' expense, for their return.

         15.     GENERAL PROVISIONS.

                 15.1 EFFECTIVENESS. This Agreement shall be binding and deemed effective when executed by Borrowers and Foothill.

                 15.2 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that no Borrower may assign this Agreement or any rights or duties hereunder without Foothill's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Foothill shall release the assigning Borrower from its Obligations. Foothill may assign this Agreement and its rights and duties hereunder and no consent or approval by Borrowers is required in connection with any such assignment. Foothill reserves the right to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in Foothill's rights and benefits hereunder. In connection with any such assignment or participation, Foothill may disclose all documents and information which Foothill now or hereafter may have relating to any Borrower or any Borrower's business. To the extent that Foothill assigns its rights and obligations hereunder to a third Person, Foothill thereafter shall be released from such assigned obligations to Borrowers and such assignment shall effect a novation between Borrowers and such third Person.

                 15.3 SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

                 15.4 INTERPRETATION. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Foothill or Borrowers, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

                 15.5 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

                 15.6 AMENDMENTS IN WRITING. This Agreement can only be amended by a writing signed by both Foothill and Borrowers.

                 15.7 COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

                 15.8 REVIVAL AND REINSTATEMENT OF OBLIGATIONS. If the incurrence or payment of the Obligations by any Borrower or any guarantor of the Obligations or the transfer by either or both of such parties to Foothill of any property of either or both of such parties should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Foothill is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Foothill is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Foothill related thereto, the liability of Borrowers or such guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

                 15.9 INTEGRATION. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in Los Angeles, California.

                                  CELEBRITY, INC.,
                                  a Texas corporation


                                  By   /s/ DAVID J. HUFFMAN
                                    -------------------------------------------

                                  Title:   EVP
                                        ---------------------------------------


                                  THE CLUETT CORPORATION,
                                  a California corporation


                                  By   /s/ DAVID J. HUFFMAN
                                    -------------------------------------------

                                  Title:   VP
                                        ---------------------------------------

                                  STAR WHOLESALE FLORIST, INC.,
                                  a Texas corporation


                                  By  /s/ DAVID J. HUFFMAN
                                    -------------------------------------------

                                  Title:   VP
                                        ---------------------------------------


                                  INDIA EXOTICS, INC.,
                                  a Texas corporation


                                  By  /s/ DAVID J. HUFFMAN
                                    -------------------------------------------

                                  Title:   VP
                                        ---------------------------------------



                                  VALUE FLORIST SUPPLIES, INC.,
                                  a Texas corporation


                                  By  /s/ DAVID J. HUFFMAN
                                    -------------------------------------------

                                  Title:   VP
                                        ---------------------------------------


                                  FOOTHILL CAPITAL CORPORATION,
                                  a California corporation


                                  By  /s/ DAN McKIRDY
                                    -------------------------------------------

                                  Title:   AVP
                                        ---------------------------------------

                       COMPLIANCE CERTIFICATE SAMPLE COPY
                   (LOAN AND SECURITY AGREEMENT SECTION 6.3)




Date _______________, 199_



FOOTHILL CAPITAL CORPORATION
111111 Santa Monica Boulevard, Suite 1500
Santa Monica, California 90025-3333
Attention:  ________________________

RE: LOAN AND SECURITY AGREEMENT, DATED AS OF ______________ ___, 199___ (THE "AGREEMENT") BY AND BETWEEN FOOTHILL CAPITAL CORPORATION ("FOOTHILL") AND ________________________ (COLLECTIVELY, "BORROWERS").

Dear _______________:

In accordance with Section 6.3 of the Agreement, this letter shall serve as certification to Foothill that to the best of my knowledge: (i) all financial statements have been prepared in accordance with GAAP and fairly represent the financial condition of Borrowers, (ii) the representations and warranties of Borrowers set forth in the Agreement and other Loan Documents are true and correct in all material respects on and as of the date of this certification,
(iii) as demonstrated on Exhibit 1 attached hereto, Borrowers are in compliance with each of their financial covenants set forth in Section 7.20 of the Agreement as of the date of this certification, and (iv) there does not exist any condition or event that constitutes a Default or Event of Default. Such certification is made as of the fiscal month ending ______________, 199___.


Sincerely,



Chief Financial Officer





                                  EXHIBIT C-1

                                                      SCHEDULES TO EXHIBIT 10.1


                                  SCHEDULE E-1

                          ELIGIBLE INVENTORY LOCATIONS

  1.     4520 Old Troup Highway
         Tyler, Texas

  2.     4501 Old Troup Highway
         Tyler, Texas

  3.     3637 Shiloh Road
         Tyler, Texas

  4.     4520 Old Troup Highway
         Tyler, Texas

  5.     4520A Old Troup Highway
         Tyler, Texas

  6.     215 W. 12th Street
         Winston-Salem, North Carolina

  7.     3420 W. Patterson
         Winston-Salem, North Carolina

  8.     3200 Centre Park Boulevard
         Winston-Salem, North Carolina

  9.     2581 Pioneer Avenue
         Vista, California

  10.    2770 Lamiranda Drive, Ste. A
         Vista, California

  11.    4301 Earth City Expressway
         Earth City, Missouri

  12.    13161 Lakefront Drive
         Earth City, Missouri

  13.    8223 N. Stemmons Freeway
         Dallas, Texas

  14.    2301 S. Broadway
         Tyler, Texas

                                  SCHEDULE P-1

                                PERMITTED LIENS

See attached.

                               UCC SEARCH SUMMARY


===================================================================================================================================
                                         FILE NUMBER                                                      THRU
   NAME SEARCHED      JURISDICTION          DATE           SECURED PARTY          COLLATERAL            DATE/           ACTION
                                                                                                          STATUS
-----------------------------------------------------------------------------------------------------------------------------------
  CELEBRITY, INC.     SOS, TX (UCC,      9100154931       National Canada       Blanket (excluding        1-15-98      TERMINATE
                      Tax Liens)         8-8-91           Finance Corp.         equipment)

-----------------------------------------------------------------------------------------------------------------------------------
                                         9300078830       Coca Cola Bottling    Beverage dispensing
                                         4-22-93          Company               equipment
                                                                                (NOTE: DEBTOR NAME
                                                                                IS "CELEBRITY"
                                                                                LOCATED ON 10720
                                                                                PRESTON, DALLAS, TX)
-----------------------------------------------------------------------------------------------------------------------------------
                                         9300071160       Raymond Leasing       Lease filing
                                         4-12-93          Corporation           (specific equipment)
-----------------------------------------------------------------------------------------------------------------------------------
                                         9400149913       Raymond Leasing       Lease filing
                                         7-29-94          Corporation           (specific equipment)
-----------------------------------------------------------------------------------------------------------------------------------
                                         9500013418       IBM Credit            Lease filing
                                         1-23-95          Corporation           (specific IBM
                                                                                equipment)
-----------------------------------------------------------------------------------------------------------------------------------
                                         9500176487       NationsBanc Leasing   Lease filing (all
                                         9-12-95          Corporation           equipment related to
                                                                                Timesaver Equipment
                                                                                Lease Agreement No.
                                                                                01397-00800)
-----------------------------------------------------------------------------------------------------------------------------------
                                         9500187923       NationsBanc Leasing   Lease filing
                                         9-28-95          Corporation           (specific equipment)
-----------------------------------------------------------------------------------------------------------------------------------

                               UCC SEARCH SUMMARY


===================================================================================================================================
                                         FILE NUMBER                                                      THRU
   NAME SEARCHED      JURISDICTION          DATE           SECURED PARTY          COLLATERAL            DATE/           ACTION
                                                                                                           STATUS
-----------------------------------------------------------------------------------------------------------------------------------
                                         9600117004       Tyler Bank and Trust,  All vehicles                              ?
                                         6-13-96          N.A.
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  CELEBRITY, INC.     Smith County,                                                                       1-2-98
                      TX (UCC, Tax                                                                        Clear
                      Liens,
                      Judgments,
                      Litigation,
                      Bulk Transfer
                      Sales,
                      Bankruptcy)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  CELEBRITY, INC.     SOS, MO (UCC,      2586822          NationsBanc Leasing    Lease filing (1          1-6-98
                      Tax Liens)         9-28-95          Corp.                  Unarco Pallet
                                                                                 Racking System)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                               UCC SEARCH SUMMARY


===================================================================================================================================
                                         FILE NUMBER                                                      THRU
   NAME SEARCHED      JURISDICTION          DATE           SECURED PARTY          COLLATERAL            DATE/           ACTION
                                                                                                           STATUS
-----------------------------------------------------------------------------------------------------------------------------------
  CELEBRITY, INC.     St. Louis                                                                           1-21-98
                      County, MO                                                                          Clear
                      (UCC, Tax
                      Liens,
                      Judgments,
                      Litigation,
                      Bulk Transfer
                      Sales,
                      Bankruptcy)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  CELEBRITY, INC.     St. Louis                                                                           1-26-98
                      City, MO (UCC,                                                                      Clear
                      Tax Liens,
                      Judgments,
                      Litigation,
                      Bulk Transfer
                      Sales,
                      Bankruptcy)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  CELEBRITY, INC.     SOS, NC (UCC,      0809083          National Canada       Blanket (excluding        12-4-97      TERMINATE
                      Tax Liens)         8-12-91          Finance Corp.         equipment)
-----------------------------------------------------------------------------------------------------------------------------------
                                         1011070          James P. Hassett, as  Lease filing (IBM
                                         6-28-93          Trustee for CIS       Equipment)
                                                                                Corporation
-----------------------------------------------------------------------------------------------------------------------------------

                               UCC SEARCH SUMMARY


===================================================================================================================================
                                         FILE NUMBER                                                      THRU
   NAME SEARCHED      JURISDICTION          DATE           SECURED PARTY          COLLATERAL            DATE/           ACTION
                                                                                                           STATUS
-----------------------------------------------------------------------------------------------------------------------------------
                                         1482249          Merrill Lynch         All equipment                            ICA ?
                                         7-14-97          Business Financial
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  CELEBRITY, INC.     Forsyth            40998            James P. Hassett, as  Lease filing (IBM         1-29-98
                      County, MO         7-8-93           Trustee for CIS       equipment) (NOTE:
                      (UCC, Tax                           Corporation           THIS FILING WAS
                      Liens,                                                    FOUND IN THE RECORDS
                      Judgments,                                                OF GUILFORD COUNTY,
                      Litigation,                                               NC)
                      Bulk Transfer
                      Sales,
                      Bankruptcy)
-----------------------------------------------------------------------------------------------------------------------------------
                                         222593           Merrill Lynch         Fixture Filing.
                                         6-26-97          Business Financial
                                                          Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
CELEBRITY, INC.       Fulton County,                                                                      11-28-97
                      GA (UCC, Tax                                                                        Clear
                      Liens)                                                                              (ONLINE
                                                                                                         SEARCH
                                                                                                           ONLY)
-----------------------------------------------------------------------------------------------------------------------------------

                               UCC SEARCH SUMMARY


===================================================================================================================================
                                         FILE NUMBER                                                      THRU
   NAME SEARCHED      JURISDICTION          DATE           SECURED PARTY          COLLATERAL            DATE/           ACTION
                                                                                                           STATUS
-----------------------------------------------------------------------------------------------------------------------------------
   CELEBRITY, INC.    SOS, FL (UCC,                                                                       12-4-97
                      Tax Liens)                                                                          Clear
                                                                                                          (ONLINE
                                                                                                         SEARCH
                                                                                                           ONLY)
-----------------------------------------------------------------------------------------------------------------------------------
  CELEBRITY, INC.     SOS, CA (UCC,      89140507         Employment            State Tax Lien            1-14-98      CLARIFY
                      Tax Liens)         5-22-89          Development           ($1,913.34)                            NOT OUR
                                                          Department            (NOTE: DEBTOR'S                        BORROWER
                                                                                ADDRESS IS ON PARK
                                                                                AVENUE, BRONX, NY)
-----------------------------------------------------------------------------------------------------------------------------------
                                         901330002        Employment            State Tax Lien                         CLARIFY
                                         5-23-90          Development           ($55,633.75)                           NOT OUR
                                                          Department            (NOTE: DEBTOR'S                        BORROWER
                                                                                ADDRESS IS ON PARK
                                                                                AVENUE, BRONX, NY)
-----------------------------------------------------------------------------------------------------------------------------------
                                         9503360969       Alvin V. Byers &      All inventory and                      NOT OUR
                                         1-27-95          Susan C. Byers,       stock-in-trade,                        BORROWER
                                                          Trustees              machinery, tools,                      DIFFERENT
                                                                                equipment, fixtures,                   FEIN
                                                                                furniture and
                                                                                supplies (NOTE:
                                                                                DEBTOR'S ADDRESS IS
                                                                                IN PLACERVILLE, CA)
-----------------------------------------------------------------------------------------------------------------------------------

                               UCC SEARCH SUMMARY

===================================================================================================================================
                                         FILE NUMBER                                                      THRU
   NAME SEARCHED      JURISDICTION          DATE           SECURED PARTY          COLLATERAL            DATE/           ACTION
                                                                                                           STATUS
-----------------------------------------------------------------------------------------------------------------------------------
                                         92258531         Carol Young           All inventory and                      NOT OUR
                                         12-45-92                               stock-in-trade,                        BORROWER
                                                                                machinery, tools,                      DIFFERENT
                                                                                equipment, fixtures,                   FEIN
                                                                                furniture and
                                                                                supplies (NOTE:
                                                                                DEBTOR'S ADDRESS IS
                                                                                IN PLACERVILLE, CA)
-----------------------------------------------------------------------------------------------------------------------------------
                                         92258532         Alvin V. Byers &      All inventory and                      NOT OUR
                                         12-4-92          Susan C. Byers,       stock-in-trade,                        BORROWER
                                                          Trustees              machinery, tools,                      DIFFERENT
                                                                                equipment, fixtures,                   FEIN
                                                                                furniture and
                                                                                supplies (NOTE:
                                                                                DEBTOR'S ADDRESS IS
                                                                                IN PLACERVILLE, CA)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  INDIA EXOTICS, INC.   SOS, TX (UCC,    9500025025       National Canada       Blanket (excluding        1-15-98      TERMINATE
                        Tax Liens)       2-7-95           Finance Corp.         equipment)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                               UCC SEARCH SUMMARY


===================================================================================================================================
                                         FILE NUMBER                                                      THRU
   NAME SEARCHED      JURISDICTION          DATE           SECURED PARTY          COLLATERAL            DATE/           ACTION
                                                                                                           STATUS
-----------------------------------------------------------------------------------------------------------------------------------
  INDIA EXOTICS, INC.   Smith County,                                                                     1-2-98
                        TX (UCC, Tax                                                                      Clear
                        Liens,
                        Judgments,
                        Litigation,
                        Bulk Transfer
                        Sales,
                        Bankruptcy)
-----------------------------------------------------------------------------------------------------------------------------------
  INDIA EXOTICS, INC.   Fulton County,    199501446       National Canada       Blanket (excluding        11-28-97     TERMINATE
                        GA (UCC, Tax      2-8-95          Finance Corp.         equipment)                (ONLINE
                        Liens)                                                                           SEARCH
                                                                                                           ONLY)
-----------------------------------------------------------------------------------------------------------------------------------
  INDIA EXOTICS, INC.   SOS, FL (UCC,                                                                     12-4-97
                        Tax Liens)                                                                        Clear
                                                                                                          (ONLINE
                                                                                                         SEARCH
                                                                                                           ONLY)
-----------------------------------------------------------------------------------------------------------------------------------
  INDIA EXOTICS, INC.   SOS, MO (UCC,    2503312          National Canada       Blanket (excluding        1-6-98       TERMINATE
                        Tax Liens)       2-8-95           Finance Corp.         equipment)
-----------------------------------------------------------------------------------------------------------------------------------
                                         2522052          I E Holdings Inc.     Consignment filing                     ELIMINATE
                                         3-29-95                                (specific inventory)                     FROM
                                                                                                                       BORROWING
                                                                                                                        BASE
-----------------------------------------------------------------------------------------------------------------------------------

                               UCC SEARCH SUMMARY


===================================================================================================================================
                                         FILE NUMBER                                                      THRU
   NAME SEARCHED      JURISDICTION          DATE           SECURED PARTY          COLLATERAL            DATE/           ACTION
                                                                                                           STATUS
-----------------------------------------------------------------------------------------------------------------------------------
                                         2797914          Ikon Office Solutions  Lease filing
                                         6-9-97                                  (specific copier)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  INDIA EXOTICS, INC.   St. Louis        1738             National Canada       Blanket (excluding        1-21-98      TERMINATE
                        County, MO       2-8-95           Finance Corp.         equipment)
                        (UCC, Tax
                        Liens,
                        Judgments,
                        Litigation,
                        Bulk Transfer
                        Sales,
                        Bankruptcy)
-----------------------------------------------------------------------------------------------------------------------------------
                                         4038             I E Holdings Inc.      Consignment filing
                                         3-28-95                                 (specific inventory)


-----------------------------------------------------------------------------------------------------------------------------------
                                         8421             Ikon Office Solutions  Lease filing
                                         7-11-94                                 (specific copier)
-----------------------------------------------------------------------------------------------------------------------------------
                                         642              National Canada        Blanket                               TERMINATE
                                         1-20-98          Finance Corp.
-----------------------------------------------------------------------------------------------------------------------------------

                               UCC SEARCH SUMMARY


===================================================================================================================================
                                         FILE NUMBER                                                      THRU
   NAME SEARCHED      JURISDICTION          DATE           SECURED PARTY          COLLATERAL            DATE/           ACTION
                                                                                                           STATUS
-----------------------------------------------------------------------------------------------------------------------------------
  INDIA EXOTICS, INC.   St. Louis                                                                         1-26-98
                        City, MO (UCC,                                                                    Clear
                        Tax Liens,
                        Judgments,
                        Litigation,
                        Bulk Transfer
                        Sales,
                        Bankruptcy)
-----------------------------------------------------------------------------------------------------------------------------------
  INDIA EXOTICS, INC.   SOS, CA (UCC,                                                                     1-14-98
                        Tax Liens)                                                                        Clear
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  THE CLUETT            SOS, TX (UCC,    940221066        Raymond Leasing       Lease filing              1-15-98
  CORPORATION           Tax Liens)       11-14-94         Corporation           (specific equipment)
-----------------------------------------------------------------------------------------------------------------------------------
                                         9500003575       Raymond Leasing       Lease filing
                                         1-6-95           Corporation           (specific equipment)
-----------------------------------------------------------------------------------------------------------------------------------
                                         9500091141       National Canada       Blanket (excluding                     TERMINATE
                                         5-8-95           Finance Corp.         equipment)
-----------------------------------------------------------------------------------------------------------------------------------
                                         9700056797       Raymond Leasing       Lease filing (1
                                         3-21-97          Corporation           forklift)
-----------------------------------------------------------------------------------------------------------------------------------

                               UCC SEARCH SUMMARY


===================================================================================================================================
                                         FILE NUMBER                                                      THRU
   NAME SEARCHED      JURISDICTION          DATE           SECURED PARTY          COLLATERAL            DATE/           ACTION
                                                                                                           STATUS
-----------------------------------------------------------------------------------------------------------------------------------
  THE CLUETT          Smith County,      372              National Canada       Blanket (excluding        1-5-98
  CORPORATION         TX (UCC, Tax       5-8-95           Finance Corp.         equipment)
                      Liens,
                      Judgments,
                      Litigation,
                      Bulk Transfer
                      Sales,
                      Bankruptcy)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  THE CLUETT          SOS, NC (UCC,      1164850          Raymond Leasing       Lease filing              12-4-97
  CORPORATION         Tax Liens)         11-15-94         Corporation           (specific equipment)
-----------------------------------------------------------------------------------------------------------------------------------
                                         1051995          National Canada       Blanket (excluding                     TERMINATE
                                         11-17-93         Finance Corp.         equipment)
-----------------------------------------------------------------------------------------------------------------------------------
                                         1440776          Raymond Leasing       Lease filing
                                         3-21-97          Corporation           (specific equipment)
-----------------------------------------------------------------------------------------------------------------------------------
                                         1440777          Raymond Leasing       Lease filing
                                         3-21-97          Corporation           (specific equipment)
-----------------------------------------------------------------------------------------------------------------------------------
                                         1440778          Raymond Leasing       Lease filing
                                         3-21-97          Corporation           (specific equipment)
-----------------------------------------------------------------------------------------------------------------------------------
                                         1440779          Raymond Leasing       Lease filing
                                         3-21-97          Corporation           (specific equipment)
-----------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE R-1

                            REAL PROPERTY COLLATERAL

1. Being all of Lot 1-A, New City Block 1557, CELEBRITY INDUSTRIAL PARK, an addition to the City of Tyler, according to the replat thereof recorded in Cabinet C, Slide 142-D, Plat Records of Smith County, Texas, with a physical address of 4520 Old Troup Highway, Tyler, Texas.

2. See Annex A attached hereto for a legal description of land located at 3200 Centre Park Blvd., Winston-Salem, Forsyth County, North Carolina.

                                  SCHEDULE 5.8

                                  SUBSIDIARIES

                                                                                    SHARES OWNED BY
                                                                                    CELEBRITY, INC.
                                                                               -------------------------
                                                                                           PERCENTAGE OF
                               JURISDICTION OF     NUMBER OF SHARES OF                      OUTSTANDING
  NAME OF SUBSIDIARY             ORGANIZATION       STOCK AUTHORIZED            NUMBER        SHARES
  ------------------           ---------------     -------------------         ------      -------------
  The Cluett Corporation              CA           1,000,000 (Common)          1,000           100%

  India Exotics, Inc.                 TX           90,000 (Common)             1,000           100%
                                                   10,000 (Preferred)

  Star Wholesale Florist, Inc.        TX           100,000 (Common)            1,000           100%

  Magicsilk, Inc.                     TX           90,000 (Common)             1,000           100%
                                                   10,000 (Preferred)

  Value Florist Supplies, Inc.        TX           1,000 (Common)              1,000*          100%*

  Celebrity Exports               Hong Kong        15,008                      9,379*           99%**
  International Limited

*These shares are held by Star Wholesale Florist, Inc., a wholly owned subsidiary of Celebrity, Inc.

**In addition to these shares, one (1) share is held by Star Wholesale Florist, Inc., as nominee for Celebrity, Inc.

                                 SCHEDULE 5.10

                                   LITIGATION

Celebrity, Inc. v. CIGNA Company et al., Cause No. 95-2367A, 7th District Court in Tyler, Texas. Celebrity, Inc. is the plaintiff in this case and originally sued CIGNA to recover approximately $300,000 on a claim paid to an injured employee. Celebrity, Inc. did not prevail in trial court. This case is currently being appealed.

Anja Whitaker v. The Cluett Corporation, Cause No. 6:97 CV 749, United States District Court, Eastern District of Texas, Tyler Division. Whitaker is a current employee of The Cluett Corporation ("Cluett") who on July 8, 1997 filed a "Complaint Under Title VII of the Civil Rights Act of 1964" against Cluett. She is seeking equitable and other relief under Title VII alleging that Cluett "denied her the opportunity for a promotion" in January, 1996, because of her race.

                                 SCHEDULE 5.13

                              ERISA BENEFIT PLANS

None.

                                 SCHEDULE 6.12

                      LOCATIONS OF INVENTORY AND EQUIPMENT

1.       4520 OLD Troup Highway
         Tyler, Texas

2.       4501 Old Troup Highway
         Tyler, Texas

3.       3637 Shiloh Road
         Tyler, Texas

4.       4520 Old Troup Highway
         Tyler, Texas

5.       4520A Old Troup Highway
         Tyler, Texas

6.       215 W. 12th Street
         Winston-Salem, North Carolina

7.       3420 W. Patterson
         Winston-Salem, North Carolina

8.       3200 Centre Park Boulevard
         Winston-Salem, North Carolina

9.       2581 Pioneer Avenue
         Vista, California

10.      2770 Lamiranda Drive, Ste. A
         Vista, California

11.      4301 Earth City Expressway
         Earth City, Missouri

12.      13161 Lakefront Drive
         Earth City, Missouri

13.      8223 N. Stemmons Freeway
         Dallas, Texas

14.      2301 S. Broadway
         Tyler, Texas

                                  SCHEDULE 7.1

                                ---------------

1.       Loan with Merrill Lynch

2.       $500,000 Loan from RHP Managment LLC, due June 10, 1998.

3. Loan against cash surrender value of whole life insurance policy on the life of Robert Patterson. The loan is in the approximate amount of $220,000.

4. Obligations due to India Exotics, Inc., a Missouri corporation, and/or Surendra Khokha, Meena Khokha, Asheesh Khokha and Rajneesh Khokha in the aggregate principal amount of $1,000,000.